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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate bal:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AMC ENTERTAINMENT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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AMC ENTERTAINMENT INC.
920 Main Street
Kansas City, Missouri 64105

August 18, 2003

To the Stockholders of
AMC Entertainment Inc.:

         The Annual Meeting of Stockholders of AMC Entertainment Inc. will be held at the Town Center 20 Theatres, 11701 Nall Avenue, Leawood, Kansas 66211. The meeting will be held on September 18, 2003 at 11:00 a.m. local time and will be followed by an informal lunch and a movie. The Board of Directors cordially invites you to attend.

         I hope you will attend the meeting in person, but whether or not you expect to attend, please sign, date and return the enclosed proxy card now, so that your shares will be represented at the meeting. You may also vote via the internet as indicated on the proxy card instructions. If you do attend the meeting, you will be entitled to vote in person.

Very truly yours,

Peter C. Brown Chairman of the Board

AMC ENTERTAINMENT INC.
920 Main Street
Kansas City, Missouri 64105

Notice of Annual Meeting of Stockholders
To Be Held September 18, 2003

To the Stockholders of AMC Entertainment Inc.:

         The Annual Meeting of Stockholders of AMC Entertainment Inc. (the "Company" or "AMCE") will be held at the Town Center 20 Theatres, 11701 Nall Avenue, Leawood, Kansas 66211. The meeting will be held on Thursday, September 18, 2003 at 11:00 a.m. local time for the following purposes:

  1.
  to elect a Board of Directors for the upcoming year;

  2.
  to consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending April 1, 2004;

  3.
  to consider and vote upon a proposal to approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan; and

  4.
  to transact such other business as may properly come before the meeting.

         The close of business on August 11, 2003 has been designated as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournments thereof. A list of such stockholders will be available for review in the office of the Company's Secretary on the 20th Floor of the AMC Towers at 10 Main Center, located at 920 Main Street, Kansas City, Missouri, after August 29, 2003.

                    By order of the Board of Directors

                    Kevin M. Connor
                    Senior Vice President,
                    General Counsel and Secretary

Kansas City, Missouri
August 18, 2003

YOUR VOTE IS IMPORTANT

         If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may also vote via the internet as indicated on the proxy card instructions. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person.

AMC ENTERTAINMENT INC.
920 Main Street
Kansas City, Missouri 64105

PROXY STATEMENT

Meeting Information, Proxies, Solicitation and Voting:

         Date and Place of Meeting.    This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of AMC Entertainment Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. local time on Thursday, September 18, 2003 at the Town Center 20 Theatres, 11701 Nall Avenue, Leawood, Kansas 66211. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about August 18, 2003.

         Record Date; Outstanding Shares.    The Board of Directors of the Company has established August 11, 2003 as the record date for the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournments thereof. At the close of business on the record date, the Company had outstanding 33,688,761 shares of Common Stock, 3,051,597 shares of Class B Stock and 289,630 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock").

         Votes Required on Matters to be Considered.    The election of directors is determined by a plurality of the votes cast. Votes that are withheld will be excluded entirely from the vote and will have no effect.

         A favorable vote of the holders of a majority (based on voting power) of the shares of Common Stock, Class B Stock and Series A Preferred Stock entitled to vote on an as converted basis, voting in person or by proxy as a single class, is required for the proposals to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending April 1, 2004 and to approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan. Under Delaware law and the Company's bylaws, abstentions and broker non-votes are not counted in the calculation of the vote.

         Persons Entitled to Vote.    With respect to the election of directors, (i) holders of Common Stock are entitled to elect two directors, voting as a class, (ii) holders of Common Stock and Class B Stock are entitled to elect three directors, voting together as a single class with each share of Common Stock having one vote per share and each share of Class B Stock having ten votes per share, and (iii) the Apollo Purchasers, as herein defined, (see "Security Ownership of Beneficial Owners, Directors and Officers") that hold Series A Preferred Stock, voting as a single class, are entitled to elect three directors, and in such election shares of Series A Preferred Stock are each entitled to one vote. Holders of Common Stock, holders of Class B Stock and certain investment entities (the "Sandler Funds") affiliated with Sandler Capital Management, which hold an aggregate of 17,134 shares of Series A Preferred Stock (representing 2,396,363 shares of Common Stock on an as converted basis), are entitled to vote as a single class on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending April 1, 2004 and to approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan. On such matters, each outstanding share of Common Stock and "as converted" share of Series A Preferred Stock has one vote per share and each outstanding share of Class B Stock has ten votes per share.

         How Proxies Will Be Voted.    Properly executed and dated proxies which are received by the Company prior to the Annual Meeting of Stockholders will be voted in accordance with the instructions thereon. If a proxy is received with no instructions given with respect to the matters to be acted upon, the shares represented by the proxy will be voted (i) for the election of the nominees to the Company's Board of Directors designated below, (ii) for the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending April 1, 2004 and (iii) for the approval of the 2003 AMC Entertainment Inc. Long-Term Incentive Plan. A proxy may be revoked at any time by written notice to such effect received by the Secretary of the Company before the proxy is voted at the Annual Meeting of Stockholders, by delivery to the Company of a subsequently dated proxy or by a vote cast in person at the Annual Meeting of Stockholders by written ballot.

         Other Business; Costs of Solicitation.    A proxy confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting (and any adjournments thereof) as to which the Company did not have notice prior to July 5, 2003. The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business. However, if any such other business does come before the meeting, shares represented by proxies given pursuant to this solicitation will be voted by the persons named in the proxy in accordance with their best judgment. A proxy also confers discretionary authority on the persons named therein to approve minutes of last year's Annual Meeting of Stockholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a director if a nominee herein named should decline or become unable to serve as a director for any reason.

         The cost of the solicitation of proxies will be paid by the Company. Proxies may be solicited by directors, executive officers or employees of the Company in person, by letter or by telephone or telegram. No additional compensation will be paid to those persons for such service.

1. ELECTION OF DIRECTORS

         Directors are elected annually, and each holds office until such director's successor is duly elected and qualified or until such director's earlier resignation or removal. The by-laws of the Company provide that the full Board of Directors consists of eight members. It is anticipated that eight directors will be elected at the meeting. Three of those directors are to be elected by the holders of Common Stock and Class B Stock, voting together as a single class, with each outstanding share of Common Stock having one vote per share and each share of Class B Stock having ten votes per share (the "Class B/Common Directors"), two of those directors are to be elected by the holders of Common Stock, voting as a class, with each outstanding share having one vote per share (the "Common Directors"), and three of those directors are to be elected by the Apollo Purchasers holding shares of Series A Preferred Stock, voting as a class, with each outstanding share having one vote per share (the "Apollo Directors").

         It is intended that shares represented by the proxies will be voted in favor of the election of the five nominees named below for whom holders of Common Stock are entitled to vote, unless otherwise directed by stockholders. Each nominee has consented to being named as a nominee and to serve if elected. In the event any nominee for director for whom holders of Common Stock are entitled to vote should decline or shall become unable to serve as a director for any reason, it is intended that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors.

Nominees for Directors

To be Elected by Holders of Common Stock and Class B Stock

         Mr. Peter C. Brown, 44, has served as a Director of AMCE and AMC since November 12, 1992, as Chairman of the Board and Chief Executive Officer of AMCE since July 1999 and as President of AMCE since January 1997. Mr. Brown served as Co-Chairman of the Board of AMCE from May 1998 through July 1999 and as Executive Vice President of AMCE from August 1994 to January 1997. Mr. Brown is a graduate of the University of Kansas.

         Mr. Charles J. Egan, Jr., 70, has served as a Director of AMCE since October 30, 1986. Mr. Egan is Vice President of Hallmark Cards, Incorporated, and was General Counsel of such company until December 31, 1996. Hallmark Cards, Incorporated is primarily engaged in the business of greeting cards and related social expressions products, Crayola crayons and the production of movies for television. Mr. Egan is a Trustee of the Durwood Voting Trust established under that certain 1992 Durwood, Inc. Voting Trust Agreement dated December 12, 1992, as amended and restated as of August 12, 1997. Mr. Egan also serves as a member of the Board of Trustees, Treasurer and Chairman of the Finance Committee of the Kansas City Art Institute and is Co-Chair of the Harvard College Fund. Mr. Egan holds an A.B. degree from Harvard University and an LL.B. degree from Columbia University.

         Mr. Charles S. Sosland, 48, serves as President and Chief Executive Officer of Sosland Companies, Inc. of Kansas City, Missouri, a family-owned holding company with interests mainly in publishing magazines serving American and global food and agricultural businesses and has held this position since 1993. Mr. Sosland is Vice President and Chief Operating Officer of Sosland Publishing Company and group publisher of its international magazine, World Grain, and of Meat and Poultry magazine and has held this position since 1989. Mr. Sosland is an advisory board member of the Commerce Bank of Kansas City, N.A., and director of Canadean Ltd., a U.K.-based consulting firm for the international beverage industry. He also serves as an honorary member of the board of directors of the Boys and Girls Clubs of Greater Kansas City; is past-president of the board of trustees of Pembroke Hill School; chairman of the board of trustees of the Kansas City Art Institute; a member of the Civic Council of Greater Kansas City; and is a director of the Sosland Foundation. A native of Kansas City, Mr. Sosland graduated from the College of Basic Studies at Boston University in 1975.

To be Elected by Holders of Common Stock

         Mr. Paul E. Vardeman, 73, has served as a director of AMCE since June 14, 1983. Mr. Vardeman was a director, officer and shareholder of the law firm of Polsinelli, White, Vardeman & Shalton, P.C. (now Polsinelli, Shalton and Welte, P.C.), Kansas City, Missouri, from 1982 until his retirement from such firm in November 1997. Prior thereto, Mr. Vardeman served as a

Judge of the Circuit Court of Jackson County, Missouri. Mr. Vardeman holds undergraduate and J.D. degrees from the University of Missouri—Kansas City.

         Mr. Michael N. Garin, 56, is Chairman of the Board of Adcom Information Services, the leading system for measuring cable television audiences and reporting the viewership data to advertisers. He is a director and member of the Audit Committee of American Media, Inc. and is a director of Encoda Systems, Inc. He also acts as an independent strategic and financial advisor. From 1999 to 2001, Mr. Garin was President and Chief Operating Officer of Digital Convergence Corporation, an Internet technology company. In March 2002, Digital Convergence filed a voluntary petition for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code. Previously, Mr. Garin spent 11 years as the Global Head of Media, Telecommunications and Information Services Investment Banking at ING Barings, LLC. Mr. Garin co-founded Lorimar Telepictures Corporation in 1978 and served as a Director until 1988. He also worked in numerous roles for Time Inc. Mr. Garin received an A.B. in Economics from Harvard University in 1968 and a Masters Degree in Philosophy and the Arts from the New School for Social Research in 1973.

To be Elected by Eligible Holders of Series A Preferred Stock

         Mr. Leon D. Black, 51, has served as a Director of AMCE since April 19, 2001. Mr. Black is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds, and Apollo Real Estate Advisors, L.P. which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. Mr. Black also serves on the Boards of Directors of Wyndham International, Inc., Allied Waste Industries, Inc., Sequa Corporation, Sirius Satellite Radio, Inc. and United Rentals, Inc. Mr. Black also serves as a Trustee of Dartmouth College, The Museum of Modern Art, Mount Sinai-NYU Medical Center, Lincoln Center for the Performing Arts, the Metropolitan Museum of Art, Prep for Prep and The Asia Society. Mr. Black holds a B.A. degree from Dartmouth College and an M.B.A. degree from Harvard University.

         Mr. Marc J. Rowan, 40, has served as a Director of AMCE since April 19, 2001. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P. which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds. Mr. Rowan is also a director of Wyndham International, Inc., Vail Resorts, Inc., National Financial Partners, Inc., NRT Incorporated, Quality Distribution, Inc. and Rare Medium Group, Inc. Mr. Rowan also serves on the executive committee of the Youth Renewal Fund and is a member of the Board of Directors of National Jewish Outreach Program, the Riverdale Country School and the Undergraduate Executive Board of The Wharton School of Business. Mr. Rowan holds a B.S. degree and an M.B.A. degree from The Wharton School of Business at the University of Pennsylvania.

         Mr. Laurence M. Berg, 37, has served as a Director of AMCE since April 19, 2001. Mr. Berg is a Senior Partner with Apollo Management, L.P. which, together with its affiliates, serves as managing general partner of the Apollo Investment Funds. Mr. Berg serves on the Board of Directors of Sylvan Learning Systems, Inc., Resolution Performance Products, Inc., Hayes Lemmerz International, Inc. and Rent-A-Center, Inc. Mr. Berg holds a B.S. degree from The Wharton School of Business at the University of Pennsylvania and an M.B.A. degree from Harvard University.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PETER C. BROWN, CHARLES J. EGAN, JR., CHARLES S. SOSLAND, PAUL E. VARDEMAN AND MICHAEL N. GARIN AS DIRECTORS OF THE COMPANY.

Directors' Meetings and Committees

         The Company has a 52/53 week fiscal year ending on the Thursday closest to the last day of March. The Company's last full fiscal year began on March 29, 2002 and ended on April 3, 2003 ("fiscal 2003").

         The Board of Directors of the Company held five meetings and acted by unanimous written consent to action nine times in fiscal 2003. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of board committees on which they served.

         The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee.

         Audit Committee.    The principal purpose of the Audit Committee is to monitor the process involved in the preparation of the Company's annual audited financial statements. The Audit Committee (i) appoints, replaces and approves the services and sets the compensation of the firm of independent public accountants to serve as Independent Auditor; (ii) meets with the Independent Auditor and management to review matters relating to financial reporting and accounting procedures and policies, the adequacy of internal controls and the scope of the audit performed by the Independent Auditor; (iii) reviews the results of the audit; and (iv) submits any recommendations it may have from time to time to the Board of Directors with respect to financial reporting and accounting procedures and policies, internal controls and other matters that may come to its attention. The Audit Committee Charter is included in Appendix B. The Audit Committee is also charged with the responsibility of reviewing material transactions with related parties and with certain responsibilities under the Company's Compliance Plan and Code of Ethics for its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Audit Committee consists of Messrs. Charles J. Egan, Jr. (Chairman of the Audit Committee), W. Thomas Grant, II, Paul E. Vardeman and Marc J. Rowan. The Audit Committee held five meetings during fiscal 2003.

         The Board of Directors of the Company has adopted a written Audit Committee Charter for the audit committee. The Board of Directors has determined that each Audit Committee member is "independent" as that term is defined in Section 121(A) of the American Stock Exchange's Listing Standards.

         The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee.    The principal responsibilities of the Compensation Committee are to (i) oversee the compensation of the Company's Executive Officers; (ii) oversee the development of the Company's compensation and employee benefit plans and programs; (iii) ensure that such plans and practices are maintained and conducted in accordance with all applicable rules and regulations; and (iv) oversee the preparation of the reports and other information required to be disclosed in connection with any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 with respect to the compensation of Executive Officers. The Compensation Committee Charter is included in Appendix A. In addition, the Compensation Committee oversees the

Company's 1983, 1984 and 1999 Stock Option and Incentive Plans, which have expired except with respect to rights under outstanding awards. The Compensation Committee also (i) administers existing employee benefit plans and programs, (ii) periodically reviews, and if needed, recommends amendments to such plans and programs and (iii) oversees the development of new plans and programs. The Compensation Committee consists of Messrs. Charles J. Egan, Jr. (Chairman of the Compensation Committee), Charles S. Paul and Marc J. Rowan. The Compensation Committee held two meetings during fiscal 2003.

         Nominating Committee.    The principal responsibility of the Nominating Committee is to nominate candidates and incumbents for election by the holders of the Company's Common Stock voting separately as a class. The Nominating Committee was formed by the Board of Directors with the intention that the selection of nominees for election by the holders of the Company's Common Stock would be made with input from the other directors of the Company, including the Apollo Directors, and the Class B/Common Directors. Under the Nominating Committee Charter, which may be amended with the approval of 75% of the directors constituting the full Board of Directors, (i) at least one member of the Nominating Committee must be an Apollo Director and at least one member must be a Class B/Common Director, (ii) all candidates recommended must be approved unanimously by the Nominating Committee, and (iii) if members of the Nominating Committee are unable to agree on the candidates, one nominee is to be recommended to the Board of Directors by the Apollo Director on the Nominating Committee and one nominee is to be recommended to the Board of Directors by the Class B/Common Director on the Nominating Committee. The Nominating Committee consists of Messrs. Marc J. Rowan and Charles J. Egan. The Board appointed Mr. Paul E. Vardeman to the Committee but he resigned when it appeared that he might be considered as a candidate for one of the board seats in the purview of the Committee. The Nominating Committee met two times to determine the candidates recommended to the Board of Directors.

         The Nominating Committee will consider the nomination by any holder of Common Stock of a candidate for election as a director of the Company. Nominees must satisfy the requirements of an "Independent Director" as defined in Regulation 14A of the Securities Exchange Act of 1934, as amended, and may not be or have been an officer or employee of any of the Company, Apollo, the Apollo Purchasers or any of their affiliates or any entity which derived substantial revenues from any such person. Further, nominees may have no relationship or affiliation or compensation, consulting or contracting arrangement with the Company, Apollo, the Apollo Purchasers, the Trustees of the Durwood Voting Trust, the Stanley H. Durwood Foundation or any other entity that a reasonable person could regard as likely to be unduly influenced by any such persons. Recommendations for nominees to be considered at the Annual Meeting of Stockholders to be held in 2004 should be submitted to the Nominating Committee, in care of the Secretary of the Company, by no later than July 11, 2004. Recommendations must include a resume of the person recommended and his or her consent to serve as a director if nominated and elected.

Compensation of Directors

         The Company pays each non-employee director $65,000 annually for service on the board of directors and, in addition, $1,500 for each board meeting and $1,000 for each board committee meeting which he attends. Each director is eligible to participate in the Company's matching gift program with an annual cap of $12,000 in matching gifts per director. Directors elected by the Apollo Purchasers may elect not to receive their fees but instead may designate charitable purposes to which such fees can be applied.

Executive Officers

         The Company has adopted a Code of Ethics for its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Company's Code of Ethics has been filed as Exhibit 99.2 to its Form 10-K for the fiscal year ended April 3, 2003.

         The Company's and its subsidiaries' Executive Officers are as follows:

Name	Age(1)	Positions
Peter C. Brown(2)	44	Chairman of the Board, Chief Executive Officer and Director (AMCE and AMC); President (AMCE)
Philip M. Singleton	56	Executive Vice President (AMCE); President, Chief Operating Officer and Director (AMC)
Richard T. Walsh	49	Executive Vice President (AMCE); Chairman (AMC Film, a division of AMC)
Craig R. Ramsey	51	Executive Vice President and Chief Financial Officer (AMCE and AMC); Director (AMC)
John D. McDonald	46	Executive Vice President, North America Operations (AMC)
Richard M. Fay	53	President (AMC Film, a division of AMC)
James V. Beynon	55	Senior Vice President and Treasurer (AMCE and AMC)
Mark A. McDonald	44	Executive Vice President, International Operations (AMC Entertainment International, Inc.)
Rolando B. Rodriguez	43	Executive Vice President, North America Operations Services (AMC)
Kevin M. Connor	40	Senior Vice President, General Counsel and Secretary (AMCE and AMC)
Chris A. Cox	37	Vice President and Chief Accounting Officer (AMCE and AMC)

         (1)As of July 2, 2003.

         (2)For biographical information on this Executive Officer, see Nominees for Directors.

         All the Company's current executive officers hold their offices at the pleasure of the Company's board of directors, subject to rights under their respective employment agreements. There are no family relationships between or among any directors and executive officers, except that Messrs. John D. McDonald and Mark A. McDonald are brothers.

         Mr. Philip M. Singleton was elected President of AMC on January 10, 1997 and has served as Chief Operating Officer of AMC since November 14, 1991. Mr. Singleton has served as Executive Vice President of AMCE since August 3, 1994. Mr. Singleton has served as a director of AMC since November 12, 1992.

         Mr. Richard T. Walsh has served as Executive Vice President of AMCE and Chairman, AMC Film, a division of AMC, since November 9, 2001. Prior thereto, Mr. Walsh served as Executive Vice President, Film Operations, AMC Film, from September 29, 1999 to November 9, 2001 and as

Senior Vice President in charge of operations for the West Division of AMC from July 1, 1994 to September 29, 1999.

         Mr. Craig R. Ramsey has served as Executive Vice President and Chief Financial Officer of AMCE and AMC since April 3, 2003. Prior thereto, Mr. Ramsey served as Executive Vice President, Chief Financial Officer and Secretary of AMCE and AMC effective April 19, 2002. Mr. Ramsey served as Senior Vice President, Finance, Chief Financial Officer and Chief Accounting Officer, of AMCE and AMC from August 20, 1998 until May 13, 2002. Mr. Ramsey has served as a director of AMC since September 28, 1999. Mr. Ramsey was elected Chief Accounting Officer of AMCE and AMC effective October 15, 1999. Mr. Ramsey served as Vice President, Finance from January 17, 1997 to October 15, 1999 and prior thereto served as Director of Information Systems and Director of Financial Reporting since joining AMC on February 1, 1995.

         Mr. John D. McDonald has served as Executive Vice President, North America Operations of AMC since October 1, 1998. Prior thereto, Mr. McDonald served as Senior Vice President, Corporate Operations from November 9, 1995 until his promotion to Executive Vice President on October 1, 1998.

         Mr. Richard M. Fay has served as President, AMC Film, since September 8, 1995.

         Mr. James V. Beynon has served as Senior Vice President of AMCE and AMC since September 29, 1999. Prior thereto, Mr. Beynon served as Vice President of AMCE and AMC from September 19, 1994. Mr. Beynon has served as Treasurer of AMCE and AMC since September 19, 1994.

         Mr. Mark A. McDonald has served as Executive Vice President, International Operations of AMC Entertainment International, Inc., a subsidiary of AMCE, since December 7, 1998. Prior thereto, Mr. McDonald served as Senior Vice President, Asia Operations from November 9, 1995 until his appointment as Executive Vice President in December 1998.

         Mr. Rolando B. Rodriguez has served as Executive Vice President, North America Operations Services of AMC since February 14, 2002. Prior thereto, Mr. Rodriguez served as Senior Vice President, Food and Beverage Group of AMC from May 2000 until his promotion to Executive Vice President on February 14, 2002. Mr. Rodriguez served as Senior Vice President, North America Field Operations of AMC from November 1999 until May 2000. Prior thereto, Mr. Rodriguez served as Senior Vice President, Operations, South Division from March 1996.

         Mr. Kevin M. Connor has served as General Counsel and Secretary of AMCE and AMC since April 3, 2003. Prior thereto, Mr. Connor served as Senior Vice President, Legal of AMCE and AMC beginning November 6, 2002. Prior thereto, Mr. Connor was in private practice in Kansas City, Missouri as a partner with the firm Seigfreid, Bingham, Levy, Selzer and Gee from October 1, 1995.

         Mr. Chris A. Cox has served as Vice President and Chief Accounting Officer of AMCE and AMC since May 13, 2002. Prior thereto, Mr. Cox served as Vice President and Controller of AMC from November 28, 2000. Previously, Mr. Cox served as Director of Corporate Accounting for the Dial Corporation from December of 1999 until November 2000 and as a Senior Manager in Assurance and Business Advisory Services at PricewaterhouseCoopers LLP from January 1997 to December 1999.

Compensation of Management

         The following table provides certain summary information concerning compensation that the Company paid to or accrued on behalf of the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (determined as of the end of fiscal 2003 and hereafter referred to collectively as the "Named Executive Officers") for the last three fiscal years ended April 3, 2003, March 28, 2002 and March 29, 2001, respectively.

Summary Compensation Table

					Long-Term(2) Compensation Awards
		Annual Compensation
							All Other Compen- sation(3)
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compen- sation(1)	Restricted Stock Awards	Securities Underlying Options/SARs
Peter C. Brown	2003	$700,000	$614,250	$12,643,851(4)	$455,700	106,990	$8,351
Chairman of the Board,	2002	625,000	683,550	N/A	209,400	106,990	3,836
Chief Executive Officer and President	2001	507,937	454,230	N/A	—	—	7,875
Philip M. Singleton	2003	450,000	390,488	6,606,502(4)	239,394	42,980	9,100
Executive Vice President and	2002	425,000	403,000	N/A	110,005	42,980	4,846
Chief Operating Officer	2001	375,186	267,800	N/A	—	—	7,875
Richard T. Walsh	2003	325,000	222,750	161,646	97,976	14,330	10,115
Executive Vice President,	2002	300,000	209,251	N/A	24,988	7,160	5,573
Film Operations,	2001	289,756	132,750	N/A	—	—	8,204
Chairman AMC Film
John D. McDonald	2003	300,000	222,750	N/A	97,976	14,330	10,391
Executive Vice President,	2002	275,000	255,750	N/A	45,021	14,330	5,908
North American Operations	2001	240,426	169,950	N/A	—	—	7,200
Craig R. Ramsey	2003	300,000	222,750	N/A	97,976	14,330	10,454
Executive Vice President and	2002	275,000	255,750	N/A	24,988	7,160	5,856
Chief Financial Officer	2001	230,239	102,400	N/A	—	—	6,750

         (1)For the years presented, perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus with the exception of Mr. Richard T. Walsh who received $143,303 related to relocation during fiscal 2003 and Mr. Peter C. Brown and Mr. Philip M. Singleton who received compensation related to loan forgiveness as discussed in note (4) below.

         (2)On May 13, 2002, the Company made restricted stock awards under the AMC Entertainment Inc. 1999 Stock Option and Incentive Plan to the Named Executive Officers with respect to that number of shares and having a value (based on the market value of the shares of stock covered by the awards on the date of grant) as of the award date, as follows: Mr. Peter C. Brown — 30,000 shares ($455,700); Mr. Philip M. Singleton — 15,760 shares ($239,394); Mr. Richard T. Walsh — 6,450 shares ($97,976); Mr. John D. McDonald — 6,450 shares ($97,976); and Mr. Craig R. Ramsey — 6,450 shares ($97,976). Additionally, on May 13, 2002, the Company granted options under the AMC Entertainment Inc. 1999 Stock Option and Incentive Plan as follows: Mr. Peter C. Brown — 106,990 shares; Mr. Philip M. Singleton — 42,980 shares; Mr. Richard T. Walsh — 14,330 shares; Mr. John D. McDonald — 14,330 shares; and Mr. Craig R. Ramsey — 14,330 shares. The exercise price of these options is $15.19 per share.

         On April 17, 2001, the Company made restricted stock awards under the 1999 Stock Option and Incentive Plan to the Named Executive Officers with respect to that number of shares and having a value (based on the market value of the shares of stock covered by the awards on the date of grant) as of the award date, as follows: Mr. Peter C. Brown — 30,000 shares ($209,400); Mr. Philip M. Singleton — 15,760 shares ($110,005); Mr. Richard T. Walsh — 3,580 shares ($24,988); Mr. John D. McDonald — 6,450 shares ($45,021) and Mr. Craig R. Ramsey — 3,580 shares ($24,988). Additionally, on April 17, 2001, the Company granted options under the 1999 Stock Option and Incentive Plan as follows: Mr. Peter C. Brown — 106,990 shares; Mr. Philip M. Singleton — 42,980 shares; Mr. Richard T. Walsh — 7,160 shares; Mr. John D. McDonald — 14,330 shares and Mr. Craig R. Ramsey — 7,160 shares. The exercise price of these options is $6.98 per share.

         One half of the restricted stock awards and non-qualified stock options granted in 2002 and 2001 vest one year from date of grant with the balance vesting two years from date of grant, subject to, with certain exceptions such as death or disability, continued employment with the Company. No dividends are payable with respect to restricted stock awards prior to vesting. As of April 3, 2003 the number of unvested restricted stock awards for the Named Executive Officers and the value of such awards (based on the market value of the unvested shares of stock on April 3, 2003) were as follows: Mr. Peter C. Brown — 45,000 shares ($413,550); Mr. Philip M. Singleton — 23,640 shares ($217,252); Mr. Richard T. Walsh — 8,240 shares ($75,726); Mr. John D. McDonald — 9,675 shares ($88,913) and Mr. Craig R. Ramsey — 8,240 shares ($75,726).

         Pursuant to their employment agreements with the Company, under certain circumstances, Messrs. Brown and Singleton will receive cash payments equal to the value of their respective vested and unvested stock options. See "—Employment Contracts, Termination of Employment and Change of Control Arrangements."

         (3)For fiscal 2003, 2002 and 2001, All Other Compensation is comprised of the Company's contributions under its 401(k) savings plan which is a defined contribution plan.

         (4)Pursuant to a program recommended by the Compensation Committee and approved by the Company's Board of Directors in 1998, the Company loaned Mr. Peter C. Brown $5,625,000 to purchase 375,000 shares of its Common Stock. Mr. Brown purchased such shares on August 11, 1998. Under the program the Company also loaned Mr. Philip M. Singleton $3,765,000 to purchase 250,000 shares of its Common Stock. Mr. Singleton purchased such shares from September 11 to September 15, 1998. Mr. Singleton repaid unused proceeds of $811,710, leaving a remaining unpaid principal balance of $2,953,290. Such loans were unsecured and bore interest at a rate at least equal to the applicable federal rate prescribed by Section 1274(d) of the Internal Revenue Code in effect on the date of such loan (6% per annum for the loans to Messrs. Brown and Singleton). Interest on these loans accrued and was added to principal annually on the anniversary date of such loan, and the full principal amount and all accrued interest was due and payable on the fifth anniversary of such loan. Based on the recommendation of the Compensation Committee, on May 13, 2002 the Company's Board of Directors approved the forgiveness of $6,921,244 of principal and accrued interest on the loan made to Mr. Peter C. Brown, together with the payment of $5,722,607 of Federal, state and payroll related taxes on his behalf, and the forgiveness of $3,616,399 of principal and accrued interest on the loan made to Mr. Philip M. Singleton, together with the payment of $2,990,103 of Federal, state and payroll related taxes on his behalf. Such loan forgiveness was effective as of June 6, 2002. Mr. Brown and Mr. Singleton have agreed not to sell the shares acquired with proceeds of the loans prior to March 6, 2004.

Option Grants

         The following table provides certain information concerning individual grants of stock options made during the last completed fiscal year under the AMC Entertainment Inc. 1999 Stock Option and Incentive Plan to each of the Named Executive Officers.

Option/SAR Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options/SARs granted(1)	% of Total Options/SARs Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/share)	Expiration Date
					5% ($)	10% ($)
Peter C. Brown	106,990	23.6%	$15.19	5/12/12	$1,022,066	$2,590,115
Philip M. Singleton	42,980	9.5%	15.19	5/12/12	410,584	1,040,501
Richard T. Walsh	14,330	3.2%	15.19	5/12/12	136,893	346,914
John D. McDonald	14,330	3.2%	15.19	5/12/12	136,893	346,914
Craig R. Ramsey	14,330	3.2%	15.19	5/12/12	136,893	346,914

         (1)The stock options granted from the 1999 Option Plan during the fiscal year ended April 3, 2003 vested 50% on May 12, 2003 and will become fully vested on May 12, 2004.

         (2)These columns show the hypothetical gains of "option spreads" of the outstanding options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the options' terms. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission (the "SEC") and do not represent the Company's estimate or projections of the future prices of its Common Stock.

Option Exercises and Holdings

         The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of April 3, 2003. (No options were exercised by any Named Executive Officer during the last fiscal year.)

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at FY-End		Value of Unexercised In-The-Money Options/ SARs at FY-End(1)
Name	Shares Acquired on Exercise(2)	Value Realized(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Peter C. Brown	—	—	444,485	53,495	$236,448	$—
Philip M. Singleton	—	—	298,070	94,986	94,986	—
Richard T. Walsh	—	—	59,325	7,165	15,824	—
John D. McDonald	—	—	75,995	7,165	31,669	—
Craig R. Ramsey	—	—	49,325	7,165	15,824	—

         (1)Values for "in-the-money" outstanding options represent the positive spread between the respective exercise prices of the outstanding options and the value of the Company's Common Stock as of April 3, 2003.

         (2)On June 11, 2003, Mr. Peter C. Brown exercised options to purchase 150,000 shares of Common Stock at a price of $9.25 per share. On June 2, 2003, Mr. Philip M. Singleton exercised options to purchase 124,600 shares of Common Stock at a price of $9.25 per share. On June 17, 2003, Mr. Richard T. Walsh exercised options to purchase 25,000 shares of Common Stock at a price of $9.38 per share. These options were scheduled to expire during June of 2003.

Defined Benefit Retirement and Supplemental Executive Retirement Plans

         The Company sponsors a defined benefit retirement plan which provides benefits to certain of the Company's employees based upon years of credited service and the highest consecutive five-year average annual remuneration for each participant. For purposes of calculating benefits, average annual compensation is limited by Section 401(a)(17) of the Internal Revenue Code, and is based upon wages, salaries and other amounts paid to the employee for personal services, excluding certain special compensation. A participant earns a vested right to an accrued benefit upon completion of five years of vesting service.

         The Company also sponsors a supplemental executive retirement plan to provide the same level of retirement benefits that would have been provided under the retirement plan had the federal tax law not been changed in the Omnibus Budget Reconciliation Act of 1993, which reduced the amount of compensation which can be taken into account in a qualified retirement plan from $235,840 (in 1993), the old limit, to $200,000 (in 2003).

         The following table shows the total estimated annual pension benefits (without regard to minimum benefits) payable to a covered participant under the Company's retirement plan and the supplemental executive retirement plan, assuming retirement in calendar 2002 at age 65, payable in the form of a single life annuity. The benefits are not subject to any deduction for social security or other offset amounts. The following table assumes the old limit would have been increased to $295,000 in 2003.

Highest Consecutive Five Year Average Annual Compensation	Years of Credited Service
	15	20	25	30	35
$125,000	$17,355	$23,139	$28,924	$34,709	$40,494
150,000	21,105	28,139	35,174	42,209	49,244
175,000	24,855	33,139	41,424	49,709	57,994
200,000	28,605	38,139	47,674	57,209	66,744
225,000	32,355	43,139	53,924	64,709	75,494
250,000	36,105	48,139	60,174	72,209	84,244
275,000	39,855	53,139	66,424	79,709	92,994
295,000	42,855	57,139	71,424	85,709	99,994

         As of April 3, 2003, the years of credited service under the retirement plan for each of the Named Executive Officers were: Mr. Peter C. Brown, 12 years; Mr. Philip M. Singleton — 29 years; Mr. Richard T. Walsh — 28 years; Mr. John D. McDonald — 28 years; and Mr. Craig R. Ramsey — 8 years.

         The Company has established a retirement enhancement plan for the benefit of officers who from time to time may be designated as eligible participants therein by the board of directors. The retirement enhancement plan is a non-qualified deferred compensation plan designed to provide an unfunded retirement benefit to an eligible participant in an amount equal to (i) sixty percent (60%) of his or her average compensation (including paid and deferred incentive compensation) during the last three full years of employment, less (ii) the sum of (A) such participant's benefits under the retirement plan and social security, and (B) the amount of a straight life annuity commencing at the participant's normal retirement date attributable to the Company's contributions under the supplemental executive retirement plan, the 401(k) savings plan, the non-qualified deferred compensation plan and the executive savings plan. The base amount in clause (i) will be reduced on a pro rata basis if the participant completes fewer than 25 years of service. The retirement enhancement plan benefit vests upon the participant's attainment of age 55 or completion of 15 years of service, whichever is later, and may commence to a vested participant retiring on or after age 55 (who has participated in the plan for at least five years) on an actuarially reduced basis (6 2/3% for each of the first five years by which commencement precedes age 65 and an additional 3 1/3% for each year by which commencement precedes age 60). Benefits commence at a participant's normal retirement date (i.e., the later of age 65 or the participant's completion of five years of service) whether or not the participant continues to be employed by the Company. The accrued benefit payable upon total and permanent disability is not reduced by reason of early commencement. Participants become fully vested in their rights under the retirement enhancement plan if their employment is terminated without cause or as a result of a change of control, as defined in the retirement enhancement plan. No death, disability or retirement benefit is payable prior to a participant's early retirement date or prior to the date any severance payments to which the participant is entitled cease.

         Mr. Peter C. Brown and Mr. Philip M. Singleton have been designated as eligible to participate in the retirement enhancement plan. The estimated monthly amounts that Mr. Brown and Mr. Singleton will be eligible to receive under the retirement enhancement plan at age 65 are $86,492 and $32,756, respectively. These amounts are based on certain assumptions respecting their future compensation amounts and the amounts of the Company's contributions under other plans. Actual amounts received by such individuals under the retirement enhancement plan may be different than those estimated.

Employment Contracts, Termination of Employment and Change of Control Arrangements

         The Company has entered into employment agreements with Messrs. Peter C. Brown, Philip M. Singleton, Richard T. Walsh, John D. McDonald and Craig R. Ramsey each dated as of July 1, 2001. The employment agreements provide for annual base salaries of no less than the following amounts: Mr. Brown — $714,000; Mr. Singleton — $459,000; Mr. Walsh — $331,500; Mr. McDonald — $306,000; and Mr. Ramsey — $325,000. The employment agreements also provide for discretionary bonuses, an automobile allowance, reimbursement of reasonable travel and entertainment expenses and other benefits offered from time to time to other executive officers. The employment agreement of Mr. Brown has a term of five years, that of Mr. Singleton has a term of three years and those of Mr. McDonald, Mr. Ramsey and Mr. Walsh have terms of two years. On the anniversary date of each employment agreement, one year is added to its term, so that each employment agreement always has a five year, three year or two year term, as the case may be, as of each anniversary date. Each employment agreement terminates generally without severance if such employee is terminated for cause or upon such employee's resignation, each as defined in his employment agreement. The Company will pay the employee a pro rata portion of the bonus he would otherwise be eligible to receive upon termination by reason of the employee's retirement. If any of Messrs. Walsh, McDonald or Ramsey dies or is terminated without cause or following his disability or terminates his agreement subsequent to specified changes in his responsibilities, annual base salary or benefits following a change of control, each as defined in the agreement, he will be entitled to receive a lump sum cash payment equal to two years annual base salary. If either Mr. Brown or Mr. Singleton dies or is terminated without cause or following his disability or terminates his agreement for good reason or following a change of control, each as defined in the agreement, he will be entitled to receive (i) a lump sum cash payment equal to such employee's then annual base salary for the remainder of the term of the agreement plus the bonus such employee would be entitled to receive as if the target level had been obtained multiplied by the number of years remaining in the term of the employment agreement and (ii) a cash payment equal to the difference between (a) the value of all vested and unvested stock options granted to the employee which have an exercise price per share less than the closing price per share of the Company's Common Stock on the date of termination and (b) the exercise price of such options. The amounts payable to the Named Executive Officers under these employment agreements, assuming termination by reason of a change of control as of July 3, 2003, were as follows: Mr. Brown — $6,641,000; Mr. Singleton — $2,548,000, Mr. Walsh — $663,000; Mr. McDonald — $612,000, and Mr. Ramsey — $650,000. The values of outstanding employee stock options that would be payable to the Named Executive Officers under these employment agreements, assuming termination by reason of a change of control as of July 3, 2003, were as follows: Mr. Brown — $414,000 and Mr. Singleton — $166,000.

         As permitted by the AMC Entertainment Inc. 1994 and 1999 stock option and incentive plans, stock options granted to participants thereunder provide for acceleration upon the termination of employment within one year after the occurrence of certain change of control events, whether such termination is voluntary or involuntary, or with or without cause. In addition, the compensation committee may permit acceleration upon the occurrence of certain extraordinary transactions which may not constitute a change of control.

         The Company maintains a severance pay plan for full-time salaried nonbargaining employees with at least 90 days of service. For an eligible employee who is subject to the Fair Labor Standards Act overtime pay requirements, referred to as a "nonexempt eligible employee", the plan provides for severance pay in the case of involuntary termination of employment due to layoff of the greater of two week's basic pay or one week's basic pay multiplied by the employee's full years of service up to no more than twelve weeks' basic pay. There is no severance pay for a voluntary termination, unless up to two weeks' pay is authorized in lieu of notice. There is no severance pay for an involuntary termination due to an employee's misconduct. Only two weeks' severance pay is paid for an involuntary termination due to substandard performance. For an eligible employee who is exempt from the overtime pay requirements, severance pay is discretionary (at the department head/supervisor level), but will not be less than the amount that would be paid to a nonexempt eligible employee.

Compensation Committee Charter

         During fiscal year 2004, the Board of Directors of the Company adopted a Compensation Committee Charter with specified terms, a copy of which is attached hereto as Appendix A to the Proxy Statement.

Report of The Compensation Committee on Executive Compensation

         The report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee utilized the compensation programs described below for the fiscal year ended April 3, 2003. The annual base salaries discussed below are those established at the beginning of fiscal 2003, i.e., in the spring of 2002. The annual incentive cash bonus pertains to performance for fiscal 2003; payments, if any, are paid early in the next fiscal year, in this case, in the spring of 2003. The long term incentives pertain to grants and awards made under the AMC Entertainment Inc. 1999 Stock Option and Incentive Plan for fiscal 2002.

         Compensation Policy.    The Company's executive compensation policy has four overall objectives:

  •
  to align the interests of Executive Officers with those of the Company and its stockholders;

  •
  to link compensation to the performance of the Company as well as to the individual contribution of each Executive Officer;

  •
  to maintain total direct compensation (salary plus annual incentive plus equity based compensation), when performance is at target levels, at rates that are at the third quartile of the total direct compensation market for comparable companies. Because of the relatively small number of comparable motion picture exhibition companies, this comparison has included companies engaged in other businesses; and

  •
  to compensate executives at a level which is competitive in the marketplace so that the Company can continue to attract, motivate and retain executives with outstanding abilities.

         Annual Base Salary.    Annual base salaries for the Company's Executive Officers are determined with reference to a "position rate" for each of the Executive Officers. The position rate is determined by evaluating the responsibilities of the position and comparing it with that of similar positions in comparable companies as well as companies generally.

         The fiscal 2003 annual base salaries for the Company's Executive Officers were reviewed and approved by the Committee. For fiscal 2003, the base salaries of the Chief Executive Officer and the other Named Executive Officers were increased based on an evaluation of their responsibilities.

         Annual Incentive Cash Bonus.    Under the Annual Incentive Plan (the "AIP"), eligible employees, including Executive Officers, are rewarded with annual incentive cash bonuses if certain performance criteria are met and/or exceeded. For fiscal 2003, the Committee determined that the performance criteria for the annual incentive cash bonus for Executive Officers would be based upon achievement of an Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) target. The Company exceeded its Adjusted EBITDA target in fiscal 2003 and paid annual incentive cash bonuses based on a formula to Executive Officers early in fiscal 2004. The annual incentive cash bonuses paid to the Named Executive Officers for fiscal 2003 are detailed in the Summary Compensation Table.

         Long Term Incentives.    The AMC Entertainment Inc. 1999 Stock Option and Incentive Plan was approved by the Company's stockholders on December 2, 1999 and expired on September 19, 2002 except as to outstanding non-qualified stock options and grants of restricted stock awards. The Company currently has no Long-Term Incentive Plan for its employees and as a result is proposing approval of the 2003 AMC Entertainment Inc. Long-Term Incentive Plan. Awards for fiscal year 2004 under the 2003 AMC Entertainment Inc. Long-Term Incentive Plan will be based on the achievement by the Company of performance measures established by the Compensation Committee.

         CEO Compensation.    Mr. Peter C. Brown's fiscal 2003 annual base salary was reviewed by the Committee. Mr. Brown received an annual incentive cash bonus of $614,250 early in fiscal 2004 based on the Company exceeding the established target of Adjusted EBITDA for fiscal 2003. Mr. Brown is a participant in the Company's Retirement Enhancement Program (the "REP") but receives no current cash compensation from this program. See "Defined Benefit Retirement and Supplemental Executive Retirement Plans."

         Impact of Internal Revenue Code Section 162(m).    Under Section 162(m) of the Code, publicly held companies such as the Company may not deduct compensation paid to certain Executive Officers to the extent that an executive's compensation exceeds $1,000,000 in any one year, unless such compensation is "performance based." Although the Committee has attempted to design the Company's regular executive compensation programs so that compensation received pursuant to the compensation programs will be deductible under Section 162(m) of the Code, in certain circumstances it may not be possible or practicable or in the Company's best interests to so qualify compensation programs.

                      COMPENSATION COMMITTEE
                      Charles J. Egan, Jr.
                      Charles S. Paul
                      Marc J. Rowan

Stock Performance Graph

         The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The following line graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with (i) the cumulative total return on the Standard and Poor's Corporation Composite 500 Index and (ii) a peer group of companies primarily engaged in the motion picture exhibition industry, for the period of five fiscal years commencing April 2, 1998 and ending April 3, 2003. The comparison assumes $100 was invested on April 2, 1998 in the Company's Common Stock and in each of the foregoing indices, and further assumes the reinvestment of dividends. The peer group companies include Carmike Cinemas, Inc., Cineplex Odeon Corporation, Loews Cineplex Entertainment Corporation, GC Companies, Inc., Regal Cinemas, Inc. and Regal Entertainment Group.

         The peer group is further described as follows:

  a.
  Carmike Cinemas, Inc. from April 2, 1998 through March 28, 2002. Carmike Cinemas, Inc. filed for Chapter 11 bankruptcy protection on August 8, 2000. Its common stock continued to trade on the New York Stock Exchange ("NYSE") until January 12, 2001 (NYSE suspended trading prior to the opening on January 12, 2001). Carmike Cinemas, Inc. common stock began trading on the NASD's over-the-counter Bulletin Board ("OTCBB") on January 18, 2001 under the symbol "ckecq.ob". Carmike Cinemas, Inc. began trading on the NASDAQ exchange on February 15, 2002 under the symbol CKEC.

  b.
  GC Companies, Inc. from April 2, 1998 through March 28, 2002. GC Companies, Inc. filed for Chapter 11 bankruptcy protection on October 11, 2000. Its common stock continued to trade on the NYSE until June 12, 2001; after such date GC Companies, Inc. continued to trade on the OTCBB under the symbol GCXQ. The Company acquired GC Companies, Inc. on March 29, 2002.

  c.
  Cineplex Odeon Corporation from April 2, 1998 through May 14, 1998, at which time it combined with LTM Holdings, Inc. On the date of the combination, outstanding shares of Cineplex Odeon Corporation were exchanged for shares of Loews Cineplex Entertainment Corporation.

  d.
  Loews Cineplex Entertainment Corporation began trading publicly on May 15, 1998 and is included in the peer group performance from May 15, 1998 through March 28,

    2002. Loews Cineplex Entertainment Corporation filed for Chapter 11 bankruptcy protection on February 15, 2001 and its common stock was delisted from the NYSE subsequent to the Chapter 11 filing. After such date, its stock continued to trade on the Toronto Stock Exchange and on the OTCBB under the symbol "lcpfq.ob".

  e.
  Regal Cinemas, Inc.'s performance is included in the peer group from April 2, 1998 through May 27, 1998. Regal Cinemas, Inc. completed a merger on May 27, 1998 with an affiliate of Kohlberg Kravis Roberts & Co. L.P. and an affiliate of Hicks, Muse, Tate & Furst Incorporated, with Regal Cinemas, Inc. as the surviving corporation. This merger resulted in a recapitalization in which existing shareholders of Regal Cinemas, Inc. received cash for their shares of common stock. Thus, Regal Cinemas, Inc.'s Common Stock was not publicly traded after May 27, 1998.

  f.
  Regal Entertainment Group is included in the peer group from May 9, 2002, the date it began trading on the NYSE (RGC), through April 3, 2003.

  Comparison of 5 Year Cumulative Total Return
  Assumes Initial Investment of $100
  April 3, 2003

Audit Committee Charter

         During fiscal year 2004, the Board of Directors of the Company amended and restated its Audit Committee Charter, a copy of which is attached hereto as Appendix B to the Proxy Statement.

Audit Committee Report

         The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended April 3, 2003; has discussed with the Independent Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the Independent Auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the Independent Auditor the auditors' independence. Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended April 3, 2003 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE
                      Charles J. Egan, Jr.
                      W. Thomas Grant, II
                      Paul E. Vardeman
                      Marc J. Rowan

         The information in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit And Certain Other Fees Paid To Accountants

         The following table shows the fees that the Company paid or accrued for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal years 2003 and 2002. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and determined they were compatible. The Company has adopted policies and procedures for the pre-approval of audit services and permitted non-audit services during fiscal 2004. The Audit Committee has the sole right to engage and terminate the Company's independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

Type of Fee	2003	2002

Audit Fees	$297,502	$443,244
Audit-Related Fees	153,293	195,736
Tax Fees	715,419	648,032
All Other Fees	498,506	903,988

Total	$1,664,720	$2,191,000

Audit Fees

         This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements for the fiscal years.

Audit-Related Fees

         This category consists of assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees". The services for the fees disclosed under this category include other accounting, consulting and employee benefit plan audits.

Tax Fees

         This category consists of professional services rendered by PricewaterhouseCoopers LLP for tax preparation and tax compliance.

All Other Fees

         This category consists of services rendered by PricewaterhouseCoopers LLP for technical tax advice and in 2002, includes service related to the design and implementation of software.

Security Ownership of Beneficial Owners, Directors and Officers

         The following table sets forth certain information regarding beneficial ownership of the Company's capital stock as of July 2, 2003, with respect to:

  •
  each person or group of affiliated persons known by the Company to own beneficially more than 5% of the outstanding shares of any class of its capital stock, together with their addresses;

  •
  each of the Company's directors and nominees;

  •
  each of the Company's Named Executive Officers; and

  •
  all directors and nominees and executive officers as a group.

         The number of shares set forth in the table below refer to beneficial ownership and are not indicative of the voting power with respect to such shares. Each share of Class B stock has ten votes per share.

Title of class	Beneficial owner	Number of shares beneficially owned		Percent of class as of July 2, 2003

Class B Stock	Charles J. Egan, Jr.(1)	3,051,597	(1)	100%
Series A Convertible	Apollo Group(2)(3)	272,496	(3)	94.1%
Preferred Stock	Leon D. Black(2)(3)	272,496	(3)	94.1%
	Marc J. Rowan(2)(3)	272,496	(3)	94.1%
	Laurence M. Berg(2)(3)	272,496	(3)	94.1%
	Sandler Capital Management and group(4)	17,134	(4)	5.9%
Common Stock	Wellington Management Company, LLP(5)	3,120,870	(5)	9.3%
	TimesSquare Capital Management, Inc.(6)	1,859,815	(6)	5.5%
	Onex Corporation(7)	2,336,900	(7)	6.9%
	Sandler Capital Management and group(4)	4,283,485	(4)	11.9%
	John Kornreich(4)	4,323,485	(8)	12.0%
	Apollo Group(3)	38,277,586	(10)	52.5%
	Leon D. Black(3)	38,284,526	(11)	52.5%
	Marc J. Rowan(3)	38,284,526	(11)	52.5%
	Laurence M. Berg(3)	38,284,526	(11)	52.5%
	Peter C. Brown	712,483	(12)	2.1%
	Philip M. Singleton	461,852	(12)	1.4%
	Richard T. Walsh	41,007	(12)	*
	John D. McDonald	84,242	(12)	*
	Craig R. Ramsey	56,130	(12)	*
	W. Thomas Grant, II	51,738	(13)	*
	Charles S. Paul	70,000	(13)	*
	Paul E. Vardeman	25,650	(13)	*
	Charles J. Egan, Jr.	3,056,267	(9)(13)	8.3%
	Charles S. Sosland	—		*
	Michael N. Garin	—		*
	All Directors and nominees and Executive Officers as a group (20 persons, including the individuals named above)	42,947,923	(12)(13)(14)	56.6%

         (1)Based on Amendment No. 4 to Schedule 13D dated October 29, 2002, the Company's Class B Stock is held of record by the Durwood Voting Trust established under that certain 1992 Durwood, Inc. Voting Trust Agreement dated December 12, 1992, as amended and restated as of August 12, 1997, and the beneficial interests in the Durwood Voting Trust are held by the Stanley H. Durwood Foundation. The sole trustee of the Durwood Voting Trust and of the Stanley H. Durwood Foundation is Mr. Charles J. Egan, Jr., one of the Company's directors. As trustee, Mr. Egan has voting and investment power over all outstanding shares of Class B Stock and may be deemed to beneficially own all of such shares. Under the terms of the Voting Trust, the Voting Trust trustee must approve any transfer of shares held in the Voting Trust. Mr. Egan disclaims beneficial ownership of any of such shares attributable to him solely by reason of his position as trustee. Under the terms of the Durwood Voting Trust, the trustee (or his successors and any additional trustees whom he might appoint) has all voting powers with respect to shares held therein. Unless otherwise terminated or extended in accordance with its terms, the Durwood Voting Trust will terminate in 2030. Mr. Egan's address is 920 Main Street, Kansas City, Missouri 64105.

         (2)On April 19, 2001, the Company entered into an investment agreement with Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (collectively, the "Apollo IV Purchasers"), Apollo Investment Fund V, L.P. and Apollo Overseas Partners V, L.P. (collectively, the "Apollo V Purchasers"), Apollo Management IV, L.P., in its capacity as investment manager of the Apollo IV Purchasers ("Apollo IV Management"), and Apollo Management V, L.P., in its capacity as investment manager to the Apollo V Purchasers ("Apollo V Management"). The Company refers to Apollo IV Management and Apollo V Management collectively as "Apollo", to the Apollo IV Purchasers, the Apollo V Purchasers and any other entity over which Apollo exercises investment authority to whom either the Apollo IV Purchasers or the Apollo V Purchasers assign any of their interests under the investment agreement collectively as the "Apollo Purchasers", and to Apollo, the Apollo Purchasers and certain other affiliates of Apollo that it controls as the "Apollo Group."

         Pursuant to the investment agreement, the Company sold the Apollo IV Purchasers and the Apollo V Purchasers an aggregate of 92,000 shares of Series A Convertible Preferred Stock and 158,000 shares of Series B Exchangeable Preferred Stock (the Company refers to both classes of preferred stock collectively as "Preferred Stock"). All outstanding Series B Exchangeable Preferred Stock was subsequently exchanged for Series A Convertible Preferred Stock, and as of July 2, 2003, the Apollo Purchasers held 272,496 shares of Series A Convertible Preferred Stock and 166,258 shares of Common Stock.

         Regular dividends on the Series A Convertible Preferred Stock are payable at the annual rate of 6.75% per annum and must be paid with additional shares of Series A Convertible Preferred Stock through April 19, 2004, referred to as the PIK period. Thereafter, dividends on shares of the Series A Convertible Preferred Stock may be paid in cash or shares of Series A Convertible Preferred Stock, at the Company's option, through April 19, 2008. The terms of the Series A Convertible Preferred Stock provide that each share is convertible into 139.86 shares of Common Stock, subject to adjustment. As of July 2, 2003, the outstanding shares of Series A Convertible Preferred Stock held by all holders were convertible into an aggregate of 40,507,692 shares of Common Stock, or approximately 55% of the shares of such class after giving effect only to such conversion. By the end of the PIK period, the Apollo Purchasers might hold an aggregate of 287,516 shares of Series A Convertible Preferred Stock. Based on the current conversion price of $7.15 per share of Common Stock, assuming full conversion of the Series A Convertible Preferred Stock for Common Stock at the end of the PIK period, the Apollo Purchasers would hold an aggregate of 40,378,285 (including shares of Common Stock currently owned) shares of Common Stock at the end of such period. However, pursuant to a standstill agreement between the Company, Apollo and the Apollo Purchasers, before April 20, 2006, members of the Apollo Group may not convert their shares of Series A Convertible Preferred Stock into Common Stock, except in connection with a disposition of such shares. Leon D. Black and Marc J. Rowan are founding principals and Laurence M. Berg is a partner of Apollo Advisors, L.P.

         (3)Beneficial ownership of the Apollo Group is based on Amendment No. 2 to the Apollo Group Schedule 13D dated as of September 13, 2001, reflects PIK dividends paid through July 2, 2003 and also includes the purchase on April 3, 2002 of 24,308 shares of Common Stock by Apollo Investment Fund IV, L.P. and 1,352 shares of Common Stock by Apollo Overseas Partners IV, L.P. from the Durwood Revocable Trust following the conversion of a like number of shares of Class B Stock into Common Stock. Based on this filing, the Company believes that each of Apollo Investment Fund IV, L.P. Apollo Overseas Partners IV, L.P., Apollo Advisors IV, L.P., Apollo Management IV, L.P, Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Advisors V, L.P., Apollo Management V, L.P., Apollo Advisors V, L.P., and AP Entertainment LLC have shared dispositive power over the 272,496 shares of Series A Convertible Preferred Stock shown as beneficially owned by the Apollo Group and the 38,111,328 shares of Common Stock that would be obtained upon conversion of these shares. Based on Amendment No. 2 to their Schedule 13D and subsequent purchases, the Company believes that Apollo Investment Fund IV owns an additional 157,497 shares of Common Stock and Apollo Overseas Partners IV, L.P. owns an additional 8,761 shares of Common Stock. The Apollo Group Schedule 13D states that each of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. has sole voting and investment power over these shares of Common Stock that it owns but also states that Apollo Advisors IV, L.P. and Apollo Management IV, L.P. share dispositive power over these shares. The address of each member of the Apollo Group and of Messrs. Black, Rowan and Berg is 1301 Avenue of the Americas, 38-th- Floor, New York, New York 10153.

         (4)The Apollo Purchasers sold 15,000 shares of preferred stock to Sandler Capital Partners V, L.P., Sandler Capital Partners V FTE, L.P., and Sandler Capital Partners V Germany, L.P. (the "Sandler Funds") on July 3, 2001. According to Amendment No. 3 to the Sandler Funds Schedule 13G dated February 14, 2003, Sandler Capital Management is the general partner of Sandler Investment Partners, L.P, which is the general partner of each of the Sandler Funds. Sandler Capital Management is managed by a management committee consisting of the principal stockholders of ALCR Corp., MJDM Corp. and Four JK Corp. (Andrew Sandler, Michael J. Marocco and John Kornreich, respectively). ALCR Corp., MJDM Corp. and Four JK Corp. are the general partners of Sandler Capital Management. According to the Amendment No. 3 to the Sandler Funds Schedule 13G and based on PIK dividends paid through July 2, 2003, the Company believes each of Sandler Capital Management, Sandler Investment Partners, L.P., MJDM Corp., Four JK Corp., ALCR Corp., Andrew Sandler, Michael J. Marocco and John Kornreich have shared dispositive power over 4,283,485 shares of Common Stock including shares that would be obtained upon conversion of the Series A Convertible Preferred Stock owned by the Sandler Funds. Sandler Capital Partners V, L.P. has sole dispositive power over 3,050,270 of such shares, Sandler Capital Partners V FTE, L.P. has sole dispositive power over 1,120,993 of such shares and Sandler Capital

Partners V Germany, L.P. has sole dispositive power over 112,222 of such shares. All decisions regarding the Sandler Funds require the consent of the management committee. Pursuant to the agreement under which the Sandler Funds acquired the shares of Preferred Stock from the Apollo Purchasers, generally, without the Company's consent, the Sandler Funds may not convert their shares of Series A Convertible Preferred Stock into Common Stock before April 20, 2006, except in connection with a disposition of such shares. The address of the individuals and entities named above is 767 Fifth Avenue, New York, New York 10153.

         (5)As reported in its Schedule 13G dated December 31, 2002. Of these shares, Wellington Management Company, LLP reports that it has shared voting power with respect to 1,724,770 shares and shares dispositive power with respect to 3,120,870 shares. The address for Wellington Management Company LLP is 75 State Street, Boston, Massachusetts 02109.

         (6)As reported in their Schedule 13G dated December 31, 2002. TimesSquare Capital Management, Inc. and CIGNA Corporation reports that they have shared voting and dispositive power with respect to 1,859,815 shares. The address for TimesSquare Capital Management, Inc. is FourTimes Square, 25-th- Floor, New York, New York 10036 and CIGNA Corporation's address is One Liberty Place, Philadelphia, Pennsylvania 19192.

         (7)As reported in its Schedule 13G dated October 10, 2002. Onex Corporation reports that it has shared voting and dispositive power with respect to 2,336,900 shares, Mr. Gerald W. Schwartz has shared and dispositive power with respect to 2,336,900 shares and M Investments LLC has shared and dispositive power with respect to 2,336,900 shares. The address for each of ONEX Corporation and Gerald W. Schwartz is 161 Bay Street, P.O. Box 700, Toronto, Ontario, Canada, M5J2S1 and the address for M Investments LLC is 421 Lender Street, Marion, Ohio 43302.

         (8)As reported in the Amendment No. 3 to the Sandler Funds Schedule 13G dated February 14, 2003 referred to in note (4), and based on PIK dividends paid through July 2, 2003, the Company believes John Kornreich has sole voting and dispositive power over 40,000 shares, shared dispositive power over 2,396,363 shares that would be obtained upon conversion of shares of Series A Convertible Preferred Stock and shared voting and dispositive power over 1,887,122 other shares. See note (4) above.

         (9)Assumes the conversion of outstanding Class B Stock for Common Stock. Percentage ownership does not reflect any conversion of Series A Convertible Preferred Stock for Common Stock.

         (10)Assumes the conversion of outstanding Series A Convertible Preferred Stock held by the Apollo Group for Common Stock and includes shares subject to presently exercisable options to purchase Common Stock under the AMC Entertainment Inc. 1999 Stock Option Plan for Outside Directors, as follows: Mr. Black - 6,940 shares; Mr. Rowan - 6,940 shares and Mr. Berg - 6,940 shares. Percentage ownership does not reflect any conversion of Class B Stock for Common Stock. The Apollo Group has agreed not to convert the Series A Convertible Preferred Stock prior to April 19, 2006 except in connection with the disposition of such Common Stock to an unaffiliated third party.

         (11)Assumes conversion of Series A Convertible Preferred Stock held by the Apollo Group. (See note (10) above.) Messrs. Black, Rowan and Berg have each disclaimed beneficial ownership of the Series A Convertible Preferred Stock and the shares of Common Stock issuable upon its conversion. Includes shares subject to presently exercisable options to purchase Common Stock under the AMC Entertainment Inc. 1999 Stock Option Plan for Outside Directors, as follows: Mr. Black - 6,940 shares; Mr. Rowan - 6,940 shares and Mr. Berg - 6,940 shares.

         (12)Includes shares subject to presently exercisable options to purchase Common Stock under the AMC Entertainment Inc. 1994 Stock Option and Incentive Plan and the AMC Entertainment Inc. 1999 Stock Option and Incentive Plan, as follows: Mr. Peter C. Brown - 294,485 shares; Mr. Philip M. Singleton - 173,470 shares; Mr. Richard T. Walsh - 48,580 shares; Mr. John D. McDonald - 76,495 shares; Mr. Craig R. Ramsey - 49,325 shares; and all executive officers as a group - 782,600 shares. Does not include shares issuable under restricted stock awards. See "Management—Compensation of Management."

         (13)Includes shares subject to presently exercisable options to purchase Common Stock under the AMC Entertainment Inc. 1999 Stock Option Plan for Outside Directors, as follows: Mr. Egan - 4,670 shares; Mr. Grant - 50,000 shares; Mr. Paul - 50,000 shares; Mr. Vardeman - 25,350 shares; Mr. Black - 6,940 shares; Mr. Rowan - 6,940 shares and Mr. Berg - 6,940 shares and all Outside Directors as a group - 150,840 shares.

         (14)Assumes conversion of all shares of Series A Convertible Preferred Stock held by the Apollo Group. (See Note (10) above) and Class B Stock.

Equity Compensation Plan Information

         The following is a summary of securities authorized for issuance under equity compensation plans as of April 3, 2003:

	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average of exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,978,165	$12.98	49,160
Equity compensation plans not approved by security holders	—	—	—

Total	1,978,165	$12.98	49,160

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Executive Officers, Directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 2003 its Executive Officers, Directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

         The Company seeks to ensure that all transactions with related parties are fair, reasonable and in its best interest. In this regard, generally the Company's board of directors or one of its committees reviews material transactions between the Company and related parties to determine that, in their best business judgment, such transactions meet that standard. The Company believes that each of these transactions was on terms at least as favorable to the Company as could have been obtained from an unaffiliated third party. Set forth below is a description of significant transactions which have occurred since March 29, 2002 or which involve obligations that remain outstanding as of July 25, 2003.

         In connection with the Company's 1997 merger with Durwood, Inc., the Company agreed to pay Mr. Stanley H. Durwood's estate any credit amounts arising after March 31, 2000 that result from net tax benefits that the Company realizes from the utilization of alternative minimum tax credit carry-forwards and Missouri operating loss carry-forwards of Durwood, Inc. The maximum amount of credit amounts that could be paid to Mr. Durwood's estate is approximately $1.1 million. As of July 3, 2003, the Company has not realized any of Durwood, Inc.'s net tax benefits on the tax returns it has filed since 1998.

         Prior to his resignation on October 30, 2002 as successor co-trustee with shared voting powers over shares held in the Durwood Voting Trust (the "Voting Trust"), Mr. Raymond F. Beagle, Jr. may be deemed to have beneficially owned shares of stock held by the Voting Trust. He became successor co-trustee on July 14, 1999 as a result of the death of Stanley H. Durwood.

         Mr. Beagle provided legal services to the Company for more than 30 years and served as general counsel under a series of retainer agreements dating back to 1986. In these agreements, the Company agreed to pay Mr. Beagle an annual retainer and to make deferred compensation payments to him over a period of twelve years after retirement. In 1997, Mr. Beagle's retainer agreement was amended to provide for the deferral of any annual bonus paid to him, which amount was added to his deferred compensation account. The Company also agreed to annually credit Mr. Beagle's deferred compensation account with interest in an amount equal to the prime rate plus 1%. In 1997, the Company also determined to fund its deferred payment obligations to Mr. Beagle through the creation of a rabbi trust, the assets of which remain subject to the claims of the Company's creditors in the event of its insolvency. When Mr. Beagle became a voting trustee of the Durwood Voting Trust in 1999, the amount of his deferred compensation account was approximately $2,400,000. Mr. Beagle retired as General Counsel on March 31, 2003, at which time the amount of his deferred compensation account was approximately $3,800,000. Mr. Beagle began receiving payments from his deferred compensation account of approximately $41,255 per month (for a period of twelve years) upon retirement as general Counsel.

         Amounts paid by the Company to Mr. Beagle as a retainer for serving as General Counsel were $450,000 in fiscal 2003. Deferred bonuses awarded to Mr. Beagle, which awards were made in the first quarter of each fiscal year, were $350,000 in fiscal 2003.

         Lathrop & Gage L.C., a law firm of which Mr. Beagle is a member, renders legal services to the Company and its subsidiaries. The Company paid Lathrop & Gage L.C. $6,872,000 for its services in fiscal 2003.

         Reference is made to note (3) of the Summary Compensation Table for information relating to the forgiveness of loans of Mr. Brown and Mr. Singleton.

         In connection with his relocation to Kansas City, the Company provided relocation benefits to Richard T. Walsh of $143,303. On February 8, 2002, the Company's subsidiary, Centertainment Development, Inc., provided Mr. Walsh a non-interest bearing, unsecured bridge loan of $200,000 to assist his purchase of a home in Kansas City. The loan was repaid on July 23, 2002.

         The Company leases certain of its theatres from Entertainment Properties Trust ("EPT"). Mr. Peter C. Brown, Chairman of the Board, Chief Executive Officer and President of AMCE was also the Chairman of the Board of Trustees of EPT until May of 2003 at which time his term expired and he did not stand for reelection to the Board of Trustees of EPT. Payments to EPT for rent were approximately $61,000,000 in fiscal 2003.

         During fiscal 2003, the Company sold the real estate assets associated with 2 theatres to EPT for an aggregate purchase price of $43,665,000 (the "Sale and Lease Back Transaction") and then leased the real estate assets associated with the theatres from EPT pursuant to non-cancelable operating leases with terms of 20 years at an initial lease rate of 11% with options to extend for up to an additional 15 years. The leases are triple net leases that require the Company to pay substantially all expenses associated with the operation of the theatres, such as taxes and other governmental charges, insurance, utilities, service, maintenance and any ground lease payments.

         During fiscal 2003, the Company reimbursed the Apollo Purchasers approximately $650,000 for expenses related to the acquisitions of GC Companies, Inc. and Gulf States Theatres, the issuance of the Notes due 2012 and the issuance of Common Stock and other business matters related to the Company. The Company has recorded a liability for payments to the initial purchasers of Preferred Stock of $0 as of April 3, 2003 and $600,000 as of March 28, 2002.

         For a description of certain employment agreements between the Company and Messrs. Peter C. Brown, Philip M. Singleton, John D. McDonald, Richard T. Walsh and Craig R. Ramsey, see "Employment Contracts, Termination of Employment and Change of Control Arrangements."

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as independent accountants to audit the Company's financial statements for the fiscal year ending April 1, 2004. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders, and if present, will have the opportunity to make a statement if they wish, and are expected to be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING APRIL 1, 2004.

3. 2003 AMC ENTERTAINMENT INC. LONG-TERM INCENTIVE PLAN

General

         The Board of Directors recommends to the stockholders for their approval and adoption the 2003 AMC Entertainment Inc. Long-Term Incentive Plan (the "Plan"). The Plan will become effective when approved by the stockholders. A copy of the Plan is attached to this Proxy Statement as Appendix C.

         The holders of a majority (based on voting power) of the Company's outstanding shares of Common Stock, Class B Stock and Series A Convertible Preferred Stock entitled to be voted on an as-converted basis, voted in person or by proxy at the Annual Meeting of Stockholders, must approve the Plan. For this purpose, abstentions and broker non-votes will not be counted in determining whether the 2003 Plan is approved.

Background And Purpose

         The Plan is intended to incorporate stock-and-cash-based and results-oriented awards into the compensation packages of executives, managers and other employees, consultants and advisors and to thereby increase the alignment of the interests of such persons and stockholders. The Plan is intended to foster in participants a strong incentive to exert maximum effort for the continued success and growth of the Company and its subsidiaries and the enhancement of stockholders' interests, to aid in retaining individuals who exert such efforts and to assist in attracting the best available individuals in the future.

Eligibility

         All employees (including executives, managers and directors who are employees) of the Company and its subsidiaries, as well as consultants and advisors of the Company and its subsidiaries who are eligible under applicable rules of the Securities and Exchange Commission, are eligible for awards under the Plan. The Plan does not limit the authority of the Company to exercise its corporate rights and powers to grant options and pay bonuses or deferred compensation for proper corporate purposes otherwise than under the Plan. Awards may be made without regard to prior awards made under the Plan or any other plan or participation in any other benefit plan of the Company or its subsidiaries. Presently there are approximately 918 employees of the Company and its subsidiaries eligible to participate in the Plan.

Administration

         The Plan is to be administered by the Compensation Committee of the Company's Board of Directors or its delegate (the "Committee"). The members of the Committee are appointed by the Board and serve at the Board's discretion. The Board may, in its discretion, reserve to itself any or all of the authority and responsibility of the Committee. To the extent permitted by law, the Committee may delegate some or all of its power and authority to a subcommittee or to another entity or committee, to a member of the Board or to one or more officers of the Company. However, the Committee may only delegate power to a committee or sub-committee composed solely of two or more Board members who are "outside directors" under Section 162(m) of the Internal Revenue Code and "non employee directors" under Securities Exchange Act Rule 16b-3 with respect to specified matters involving a person who is a "covered employee" under Section 162(m) of the Internal Revenue Code or a person subject to Section 16 of the Securities Exchange Act.

         The Committee has the power to interpret the Plan and to make rules to administer the Plan. The Committee is authorized among other matters to:

  •
  select eligible persons for participation in the Plan;

  •
  determine the form, amount and timing of each award to such persons;

  •
  determine the exercise price or base price associated with each award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award.

         The Committee may, in its sole discretion and for any reason at any time, take action such that

  •
  any or all outstanding stock options shall become exercisable in part or in full;

  •
  all or a portion of the restriction period applicable to any outstanding restricted stock award or the deferral or vesting period applicable to any outstanding deferred stock unit or deferred cash award shall lapse;

  •
  all or a portion of the performance period applicable to any outstanding award shall lapse; and

  •
  the performance measures applicable to any outstanding award (if any) shall be deemed satisfied at the maximum or any other level. However, except in the event of a participant's death or disability or in the event of a change in control, as defined in the Plan, or the occurrence of certain other events described in the Plan, the Committee may not amend or exercise discretionary authority with respect to a qualified performance-based award (as defined in the Plan) to cause it to cease to qualify for the exemption from the limitation on deductibility under Section 162(m) of the Internal Revenue Code. Notwithstanding that performance measures may be achieved, the Committee may determine, in its discretion, whether and the extent to which a qualified performance based award to a "covered employee", as defined under Internal Revenue Code Section 162(m), will be paid.

         The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to operation and administration of the Plan to accommodate the specific requirements of local laws and procedures and to foster and promote achievement of the purposes of the Plan.

         The Committee's determination under the Plan including, without limitation, determination of the persons to receive awards, the form, amount and type of awards, the terms and provisions of awards and the written material evidencing such awards, any amendments to the terms and provisions of any awards, and the granting or rejecting of applications for delivery of shares of Common Stock need not be uniform and may be made selectively among otherwise eligible persons whether or not such persons are similarly situated.

Shares Available For Award Under The 2003 Plan

         A maximum of 6,500,000 shares of the Company's Common Stock may be issued under the Plan. All shares available under the Plan are subject to adjustments to be made by the Committee for such events as a merger, recapitalization, stock dividend, stock split or other similar change which could affect the number of or kind of outstanding shares of Common Stock. In such events, the Committee also may make adjustments to the terms of outstanding performance grants, stock options, deferred stock units and restricted stock awards and in the number and kind of shares subject to outstanding options and other awards and in the option price, and may change the maximum number of shares with respect to which awards may be made to any one individual in any one year.

         To the extent that shares of Common Stock subject to outstanding awards are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such awards, then such shares of Common Stock are again available for awards under the Plan.

Types Of Awards Under The 2003 Plan

         General.    The 2003 Plan permits four basic types of awards:

  •
  grants of stock options which are incentive stock options, as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options;

  •
  grants of stock which may provide for vesting based on the satisfaction of specified performance measures during a specified performance period or on the continued employment of the participant during a specified restriction period, or both;

  •
  grants of deferred stock units, which represent the right to receive shares of common stock at the end of a deferral period; and

  •
  performance grants, which are awards conferring the right, contingent upon the attainment of specified performance measures within a specified performance period, to receive cash, which may be paid on either a current basis or on a deferred basis in the form of a deferred cash award, Common Stock, restricted stock, stock options or deferred stock units, as determined by the Committee.

         Under the Plan, the maximum aggregate number of shares of Common Stock issuable under any stock options, restricted stock, deferred stock units and performance grants awarded to any individual with respect to any fiscal year is 750,000 or equivalents thereof. The maximum amount of cash and deferred cash awards awardable to any person with respect to any fiscal year of the Company in connection with a performance grant is $2,500,000.

         Performance Grants.    A performance grant is an award conferring a right, contingent upon the attainment of specified performance measures within a specified performance period, to receive a stock option, shares of Common Stock (which may be restricted stock), deferred stock units, current cash or deferred cash awards, or any combination thereof, as determined by the Committee or as evidenced in the Agreement relating to such performance grant.

         In connection with performance grants, performance measures may be used:

  •
  as a condition to the grant or exercisability of all or a portion of a stock option;

  •
  as a condition to the grant of a restricted stock award, deferred stock units or a deferred cash award; or

  •
  as a condition to the participant's receipt, in the case of a restricted stock award, of the shares of Common Stock subject to such award, or, in the case of a performance grant, of the stock options, shares of Common Stock, restricted stock, deferred stock units or deferred cash award subject to such award and/or of payment of cash with respect to such award.

         Performance Measures.    The performance measures upon which performance grants may be based will include one or more of the following:

  •
  the attainment by a share of Common Stock of a specified value within or for a specified period of time;

  •
  earnings per share;

  •
  earnings before interest expense, taxes, depreciation and amortization ("EBITDA") or any variation or adjustment thereof ("adjusted EBITDA"), either in the aggregate or as a percentage of total revenues;

  •
  earnings before interest expense, taxes, depreciation and amortization and rent ("EBITDAR") or any variation or adjustment thereof ("adjusted EBITDAR"), either in the aggregate or as a percentage of total revenues;

  •
  return to stockholders (including dividends);

  •
  return on equity;

  •
  return on invested capital;

  •
  earnings;

  •
  revenues;

  •
  market share;

  •
  cash flow or free cash flow;

  •
  variable operating expense per patron;

  •
  fixed operating expense per screen;

  •
  retention of admission revenues in excess of film exhibition cost per screen;

  •
  concession gross profit per patron;

  •
  cost reduction goals; or

  •
  any combination of the foregoing, including on a consolidated basis.

         Such criteria and objectives may relate to results obtained by the individual, the Company, a subsidiary, or any business unit or division thereof, or may apply to results obtained relative to a specific industry, a specific index or a specific peer group of two or more companies.

         If the Committee desires that compensation payable pursuant to any award subject to performance measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the performance measures (i) shall be established by the Committee no later than ninety (90) days after the commencement of the performance period (and, if the performance period is less than one year, prior to the completion of twenty-five percent (25%) of the period of service to which the award relates) and (ii) shall satisfy all other applicable requirements imposed under United States Treasury Regulations promulgated under Section 162(m) of the Internal Revenue Code, including the requirement that such performance measures be stated in terms of an objective formula or standard.

         Stock Options.    A stock option, which can be either an incentive stock option or a non-qualified stock option, is the right to purchase shares of the Company's Common Stock at a set price for a period of time in the future. Under the Plan, the purchase price of shares subject to any stock option must be at least 100% of their fair market value on the date of grant. "Fair market value" is defined in the Plan generally as the closing sales price on the American Stock Exchange of the Company's Common Stock on the date the option is granted. As defined in the 2003 Plan, the fair market value of a share of Common Stock on July 29, 2003 was $11.49.

         The maximum period for exercise (i.e., term) of an incentive stock option, with the exception of any incentive stock options granted to a person owning more than 10% of the voting power of the Company, is ten years from the date the option was granted. With regard to incentive stock options granted to persons owning more than 10% of the voting power of the Company, the minimum purchase price of shares is 110% of their fair market value on the date of grant and the maximum term is five years. The term of non-qualified stock options is left to the Committee's discretion.

         The Committee can fix a shorter term for an incentive stock option and can impose such other terms and conditions on the grant of options as it chooses, consistent with the Plan and with applicable laws and regulations which, with respect to incentive stock options, limit the size of individual grants. Pursuant to federal tax law and regulations in effect as of the date hereof, the aggregate fair market value of the stock for which an employee's incentive stock options granted after 1986 becomes exercisable for the first time during any calendar year is limited to $100,000. Options or portions of options that exceed this limit are treated as non-qualified stock options.

         Unless otherwise determined by the Committee or permitted by the Plan, no option may be exercised until the expiration of six months following the date of its grant.

         Restricted Stock Awards.    A restricted stock award is the grant of a right to receive shares of Common Stock of the Company, at grant or at a future date, without the payment of cash, but conditioned upon the observance or fulfillment of stated conditions. A restricted stock award may provide, in the manner determined by the Committee in its discretion and subject to the provisions of the Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified performance measures are satisfied or met during a specified performance period and/or (ii) if the holder of such award remains continuously in the employment of or service to the Company or subsidiary during the specified restriction period, and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if specified performance measures are not satisfied or met during a specified performance period and/or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during a specified restriction period. Unless otherwise determined by the Committee and subject to the terms of the Plan, the minimum restriction period will be one year after the date of grant.

         Deferred Stock Units.    Deferred stock units represent the right to receive shares of Common Stock at the end of a specified deferral period, without the payment of cash, but conditioned upon the observance or fulfillment of stated conditions. An award of deferred stock units may provide, in the manner determined by the Committee in its discretion and subject to the provisions of the Plan, for the vesting of the deferred stock units subject to such award (a) if specified performance measures are satisfied or met during a specified performance period and/or (b) if the holder of such award remains continuously in the employment of or service to the Company during the deferral period (or such shorter vesting period as may be set forth in the award agreement) and for the forfeiture of all or a portion of such deferred stock units subject to the award (x) if specified performance measures are not satisfied or met during the specified performance period and/or (y) if the participant does not remain continuously in the employment of or service to the Company during the deferral period (or any specified, shorter vesting period).

         The Plan authorizes the Committee to determine whether a holder of deferred stock units will be entitled to participate when cash dividends are paid on shares of Common Stock. If the Committee makes such determination, such dividends will be deferred and the amount or value thereof converted to additional deferred stock units.

         Extended Deferral.    The Plan also authorizes the Committee to permit holders of deferred stock units to make an election that will defer the expiration of the applicable deferral period and settlement of their deferred stock units in whole or in part to a date not later than the date of the participant's termination of employment or service. If such an election is made, then a participant's deferred stock units will be exchanged for shares at a later date in one or more annual installments, not extending beyond the participant's termination of employment or service.

         Current Cash and Deferred Cash Awards.    The Committee may determine to make cash awards as part of performance grants. These may be paid currently or may be deferred and become payable commencing at the participant's termination of service or employment or such other date as the Committee may determine. Amounts deferred will be credited on the books of the Company to a bookkeeping account referred to as a deferred cash account. The amount of the deferred cash account may be credited annually as of the last day of each fiscal year of the Company with interest at a reasonable rate, as permitted by Section 162(m) of the Internal Revenue Code, determined from time to time by the Committee, which in no event will exceed Moody's average corporate bond yield over the five year period ending on the last day of such fiscal year. Amounts deferred until separation of service will be paid in a lump sum upon separation, if the aggregate amount of the participant's deferred cash account balance is less than $25,000, or, if the amount of the account exceeds $25,000, in three equal annual installments. The Committee may accelerate payments to a participant otherwise entitled to payment in the event of unforeseeable emergency caused by an event beyond the control of the participant.

Termination Of Employment Or Service

         Subject to the provisions of the 2003 Plan, which give the Committee the power to determine the terms and content of an award and the power to accelerate or waive provisions of the Plan, and to the terms of each award agreement:

         Death or Disability.    If a participant's employment with or service to the Company or its subsidiaries terminates because of the participant's death or "disability" (as defined in the Plan),

    •
    any stock options issued to the participant will become fully vested and exercisable for one year thereafter (unless they sooner expire);

    •
    any service-based restriction or vesting period in connection with the participant's shares of restricted stock or deferred stock units, if any, will lapse and all performance measures applicable to the award will be deemed to have been satisfied at the target level and paid in shares of common stock on a pro-rata basis based on the portion of the performance period expired;

    •
    any vesting period in connection with the participant's deferred cash awards shall lapse; and

    •
    the performance measures applicable to a performance grant shall be deemed to have been satisfied at the target level and paid in shares of common stock, stock options, restricted stock deferred stock units, cash or deferred cash awards on a pro rata basis based on the portion of the performance period that has expired. Unless the agreement provides otherwise, performance grants which would have resulted in payment of restricted stock or deferred stock units will, when accelerated, result in payment of stock with no further vesting period.

         Retirement.    If a participant "retires" (as defined in the Plan),

    •
    any stock options issued to the participant will continue to vest and if vested, may be exercised within three months thereafter, if an incentive stock option, or three years thereafter, if a nonqualified stock option;

    •
    any service-based restriction or vesting period in connection with the participant's shares of restricted stock or deferred stock units, if any, will lapse; however, any portion of the award that remains subject to performance measures will be forfeited;

    •
    any vesting period in connection with the participant's deferred cash awards shall lapse; and

    •
    the portion of a performance grant that has not vested shall be forfeited.

         Termination by Company Without Cause.    If a participant's employment or service is terminated by the Company (or a subsidiary) without "cause" (or without the existence of grounds for cause) as defined in the Plan,

    •
    any stock option issued to the participant that is vested as of the date of involuntary termination which is an incentive stock option may be exercised within three months thereafter and any stock option which is a non-qualified stock option may be exercised within six months thereafter (and any unvested options will terminate);

    •
    the portion of a participant's restricted stock award which remains subject to a service-based restriction period or performance measures at termination shall be forfeited;

    •
    any deferred stock unit which has not vested or which remains subject to performance measures shall be forfeited;

    •
    any deferred cash awards may be forfeited, whether or not vested, in the Committee's discretion;

    •
    any performance grant that has not vested shall be forfeited.

         Termination by Company for Cause.    If a participant's employment or service is terminated for cause (as defined in the plan),

    •
    any unexercised stock option issued to the participant will be forfeited, whether or not previously vested;

    •
    the portion of a participant's restricted stock award which remains subject to a service-based restriction period or performance measures at termination shall be forfeited;

    •
    all deferred stock units, whether or not vested or subject to performance measures, shall be forfeited;

    •
    any deferred cash award, whether or not vested, will be forfeited; and

    •
    any performance grant that has not vested shall be forfeited.

         Other Terminations.    If a participant's employment or service is terminated for any other reason,

    •
    any unexercised stock option issued to the participant will be forfeited, whether or not previously vested;

    •
    the portion of a participant's restricted stock award which remains subject to a service-based restriction period or performance measures at termination shall be forfeited;

    •
    any deferred stock unit which has not yet vested or which remains subject to performance measures shall be forfeited;

    •
    any deferred cash awards credited to a participant's account during the three fiscal years preceding the year of termination shall be forfeited, whether or not vested, together with any interest credited on such amount; and

    •
    any performance grant that has not vested shall be forfeited.

         If the participant dies after termination of employment or service but while stock options are still exercisable (e.g., following retirement, death, disability or involuntary termination without cause), the beneficiary may exercise any stock options within one year of the participant's death, or by the date they expire, if earlier.

Acceleration; Forfeiture

         The Committee may, in its sole discretion, permit the accelerated exercise of stock options and the lapse or waiver of restrictions and performance measures on awards. However, except in the event of a participant's death or disability or a change in control (as defined in the Plan), the Committee will not exercise discretion with respect to a qualified performance based award to waive achievement of the applicable performance measures or to increase the amount payable pursuant to the award in a manner that would cause it to cease to qualify for the exemption from the limitation on deductibility under Section 162(m) of the Internal Revenue Code.

         In the event certain transactions occur, such as a merger or liquidation of the Company, the sale of substantially all the assets of the Company or a subsidiary or the sale of a majority interest in a subsidiary, the Committee may determine that all awards will immediately vest and that any awards subject to performance measures will be deemed satisfied at the target level and paid prorata, based on the number of months from the beginning of the performance period to the date of the event that resulted in the Committee's decision. In such event, the Committee may also determine that any unexercised options or awards whose conditions have not been met may terminate. The Committee may take such additional action as it deems appropriate to address the effect of a change in control, as defined in the Plan.

Withholding Taxes

         In lieu of requiring a participant to pay amounts sufficient to satisfy the Company's withholding obligation attributable to an award, the Company may, at its option,

  •
  require the participant to make (or cause to be made) a cash payment to the Company;

  •
  accept delivery (either actual delivery or by attestation procedures established by the Company) of mature shares of Common Stock, as defined in the plan, having an aggregate fair market value equal to the amount necessary to satisfy any such obligation;

  •
  withhold whole shares of Common Stock which would otherwise be delivered to a participant (other than in connection with an incentive stock option), having an aggregate fair market value equal to the amount necessary to satisfy any such obligation; or

  •
  withhold an amount of cash which would otherwise be payable to a participant, including withholding from wages or other cash compensation or awards otherwise due to the participant, in the amount necessary to satisfy any such obligation.

Duration Of And Change To The 2003 Plan

         The 2003 Plan will remain in effect until shares of Common Stock are no longer available for the grant, exercise or settlement of awards, unless terminated earlier by the Board, in its sole discretion. However, the Company will resubmit the Plan to stockholders for approval in five years to the extent required by Section 162(m) of the Internal Revenue Code.

         The Board or the Committee may amend or terminate this Plan at any time, in any manner, subject to any requirement of stockholder approval required by applicable law, rule or regulation, provided, however, that no amendment shall be made without stockholder approval if such amendment would increase the maximum number of shares of Common Stock available under the Plan or change the class of employees eligible to participate. No amendment or termination of the Plan may materially adversely affect, without the consent of the holder thereof, any award theretofore made under the Plan.

Awards Made Under Plan For Fiscal 2004, Subject To Stockholder Approval

         Subject to stockholder approval of the Plan, deferred stock units and deferred cash awards will be made with respect to the year ended April 1, 2004 to an aggregate of 918 participants, conditioned upon the attainment of performance measures established by the Compensation Committee.

         The following table sets forth, with respect to the persons and groups identified, the number of deferred stock units and the amount of deferred cash awards that may be awarded with respect to fiscal year 2004 if performance measures established by the Compensation Committee are satisfied. All of the deferred stock units will vest in three years, subject to accelerated vesting in the event of death, disability or retirement and as otherwise permitted in the Plan, and subject to certain events of forfeiture, as described in the Plan. At the end of the vesting period, deferred stock units will be paid in shares of Common Stock, except the holder may elect prior to the end of the vesting period to extend the deferral period to a date not later than the date of his or her separation from service or employment. Deferred cash awards normally will not be paid until separation from service and are subject to forfeiture, as described in the Plan. The total estimated award value shown in the table is based on an award value per share of Common Stock underlying deferred stock unit awards of $9.30. The value of Common Stock underlying deferred stock units may be different on the date the Committee determines that performance measures have been met and deferred stock units are actually awarded. Amounts shown as deferred cash awards do not reflect interest that may be credited in future years under the Plan. Deferred stock units that are vested will be entitled to participate in dividends paid on shares of Common Stock, if any, as provided in the Plan.

Potential Fiscal Year 2004 LTIP Award

	Total Estimated Award	Deferred Stock Units	Deferred Cash Awards

Peter C. Brown	$1,071,000	115,161	$—
Phillip M. Singleton	688,500	74,032	—
Richard T. Walsh	376,000	26,953	125,333
John D. McDonald	188,000	13,477	62,667
Craig R. Ramsey	376,000	26,953	125,333
All Executive Officers, as a group (11)	3,684,500	327,187	641,666
All other employees, as a group (907)	6,292,900	566,972	1,020,533

         See "Equity Compensation Plan Information" for certain information regarding other equity compensation plans of the Company.

Discussion Of Federal Income Tax Consequences

         Set forth below is a brief description of certain significant United Sates federal income tax consequences of the Plan, under existing law. References to the "Company" mean the Company or any subsidiary of the Company to whom the participant renders service, as the case may be. In addition, the discussion applies primarily to participating employees who are citizens or resident aliens of the United Sates whose tax home or abode is in the United States.

         The discussion is based on the Internal Revenue Code (the "Code") and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

         Deferred Awards.    Deferred stock units and deferred cash awards represent an unsecured right to receive stock or cash in the future. Generally, the holder of a deferred stock unit or deferred cash award will not recognize income until the common stock or cash subject to the award is delivered, or the holder otherwise has the right to receive common stock or cash, at which time the holder will realize taxable ordinary income equal to the value of the stock (or cash) awarded at the date of delivery. The Company will be entitled to a tax deduction equal to the amount of income recognized by the holder in the taxable year in which the holder recognizes ordinary income but subject to the limitations of reasonableness and of section 162(m) of the Code.

         Incentive Stock Options.    No taxable income is recognized by the optionee upon the grant or exercise of an ISO that meets the requirements of Section 422 of the Code. However, the exercise of an ISO may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the date of exercise, then, upon sale of the shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

         If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options, and the Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

         An ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the ISO is exercised after the death or permanent and total disability of the optionee. If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as an nonqualified stock option.

         Nonqualified Stock Options.    No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in the amount of the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options and the Company receives a tax deduction for the same amount, subject to satisfying its tax reporting obligations. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

         If the stock received upon exercise of a nonqualified stock option is subject to a substantial risk of forfeiture, the income and deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock.

         Restricted Stock.    A recipient of restricted stock generally will be subject to tax when the forfeiture period expires at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for the stock. If the shares subject to the election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, if any, and not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code).

         Performance Grants.    The award of a performance grant under the 2003 Plan will not result in tax consequences to the Company or the participant. Upon payment of amounts under the award, the participant will realize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the stock received, and the Company will be entitled to a deduction in the same amount.

         Limitation on Company Deductions for Certain Compensation.    Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers ("covered employees") who are employed by the Company on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by stockholders, is not subject to this limitation on deductibility. The Company has structured the Plan with the intention that compensation to covered employees resulting therefrom would be qualified performance-based compensation that would be deductible, assuming all other Code requirements are met at the time an award is made or paid. However, it is possible that in some cases, awards may be made to covered employees that do not qualify as performance based compensation, and the Company makes no representation that awards will so qualify.

         Under certain circumstances, accelerated vesting or exercise of stock option or the accelerated lapse of restrictions on other awards in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provision of Section 280G of the Code. To the extent it is so considered, the optionee may be subject to a 20% excise tax and the Company may be denied a corresponding tax deduction.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2003 AMC ENTERTAINMENT INC. LONG TERM INCENTIVE PLAN.

4. OTHER MATTERS TO COME BEFORE THE MEETING

         No other matters are intended to be brought before the meeting by the Company nor does the Company know of any matters to be brought before the meeting by others. If, however, any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matters.

Stockholder Proposals for 2004 Annual Meeting of Stockholders

         Stockholders who wish to present proposals for action at the Annual Meeting of Stockholders to be held in 2004 should submit their proposals to the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Company no later than April 20, 2004 for consideration for inclusion in the next year's Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Company receives written notice at such address of such matters on or before July 4, 2004.

HOUSEHOLDING

         Only one copy of the Company's Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders. This procedure is referred to as "householding." In addition, the Company has been notified that certain intermediaries, i.e. brokers or banks, will household proxy materials. The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Secretary, AMC Entertainment Inc. 920 Main Street, Kansas City, Missouri 64105 or call (816) 480-4613. You can contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of the Company's Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

                    By order of the Board of Directors

                    Kevin M. Connor
                    Senior Vice President,
                    General Counsel and Secretary

Requests for Annual Report

         A copy of the Company's Annual Report on Form 10-K (without exhibits) as filed with the Securities and Exchange Commission for fiscal 2003 will be sent to stockholders within one business day of receipt of written or oral request without charge. Requests should be made to the Secretary, AMC Entertainment Inc., 920 Main Street, Kansas City, Missouri 64105 (telephone (816) 480-4613).

Appendix A

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF AMC ENTERTAINMENT INC.
ADOPTED AS OF JULY 23, 2003

I.    PURPOSE OF THE COMMITTEE

         The purposes of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of AMC Entertainment Inc. (the "Company") shall be to (i) oversee the compensation of the Company's Executive Officers; (ii) oversee the development of the Company's compensation and employee benefit plans and programs; (iii) ensure that such plans and practices are maintained and conducted in accordance with all applicable rules and regulations; and (iv) produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

II.    COMPOSITION OF THE COMMITTEE

         The Committee shall be comprised of three or more directors who qualify as "independent" directors under the definition set forth in the listing standards of the American Stock Exchange (or such other exchange or automated quotation system on which the Company's shares are then listed for trading); provided that, for so long as (x) the Company is bound by the provisions of Section 8.2 of the Investment Agreement (as defined below) and (y) the listing standards of the applicable exchange or automated quotation system and the provisions of applicable law so permit, one member of the Committee nominated in accordance with the provisions Section 8.2 of the Investment Agreement need not so qualify. "Investment Agreement" means that certain Investment Agreement, dated as of April 19, 2001, by and among the Company, Apollo Investment Fund IV, L.P. and the other parties thereto.

III.    ELECTION OF THE COMMITTEE

         The members of the Committee shall be nominated and elected annually by majority vote of the Board at the first meeting of the Board to be held following the annual meeting of the Company's stockholders. Committee members shall serve until the first meeting of the Board to be held following the next subsequent annual meeting of the Company's stockholders, unless such service terminates during such period due to the Committee member's death, disability, resignation or removal. In nominating and electing the members of the Committee, the Board shall consider, in addition to such other factors as the Board deems relevant, (i) the director's past service with the Committee (or similar committees of other corporations upon which the director has served); (ii) the past experience of the director with respect to matters that are relevant to the goals, duties and responsibilities of the Committee; and (iii) the need for continuity in the membership of the Committee (which shall be balanced against the need to obtain the perspective and experience of new Committee members). However, for so long as the Company is bound by the provisions of Section 8.2 of the Investment Agreement, a member of the Board shall be nominated to the Committee in accordance with the provisions of such section, but only to the extent that such nomination is in accordance with the provisions of applicable law and the fiduciary duties of the Board.

         Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed during the designated term except by majority vote of the entire Board, excluding the Committee member being removed.

IV.    MEETINGS AND PROCEDURES OF THE COMMITTEE

         Except as set forth herein, the Committee shall fix its own rules of procedure, which shall be consistent with the Amended and Restated Certificate of Incorporation of AMC Entertainment Inc., the AMC Entertainment Inc. Bylaws and this Charter. The Committee shall meet as provided by its rules, which shall be at least two times annually (or more frequently as circumstances require) and each of such meetings shall have an executive session, at which the Company's Executive Officers shall not be present. The Committee shall establish an annual calendar of matters to be regularly considered at the meetings of the Committee, which calendar the Committee may revise from time to time in its discretion or as circumstances may require.

         The Board, or in absence thereof, the Committee, shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

         The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of less than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

         The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. As soon as practicable following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

V.    COMMITTEE RESPONSIBILITIES

         In furtherance of its purposes, the Committee shall have the following responsibilities:

  (a)
  to review at least annually the terms, goals and objectives of the Company's various compensation plans, including short and long term compensation plans and cash and equity based incentive plans (collectively, the "Plans") and to amend, or recommend that the Board amend, those terms, goals and objectives as appropriate;

  (b)
  to evaluate annually the performance of the Company's Chief Executive Officer and other Executive Officers in light of, among other things, the goals and objectives of the

    Plans and such other factors that the Company may deem relevant, and set their compensation levels (including incentive opportunities) based on these evaluations;

  (c)
  to review and approve any employment, severance or termination arrangements to be made, renewed or amended with any Executive Officer of the Company;

  (d)
  to review and approve any perquisites and other personal benefits proposed to be made available to the Chief Executive Officer or the other Executive Officers of the Company;

  (e)
  to evaluate annually the appropriate level and form of compensation for Board and Committee service by non-employee members of the Board;

  (f)
  to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with all applicable rules and regulations;

  (g)
  to perform such duties and responsibilities as may be assigned to the Committee under the terms of any Plan or other benefit or compensation plan of the Company, including administration of any such plan;

  (h)
  to review annually the composition of the peer group that the Committee utilizes to determine the competitiveness of the Company's compensation packages for its Executive Officers and to provide generalized disclosure for inclusion in the Company's proxy statement concerning the industries from which the peer group is drawn; and

  (i)
  to perform such other duties and responsibilities as the Committee deems necessary or appropriate in furtherance of its purposes.

VI.    INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

         The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, compensation consultants or other advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate such advisors, including sole authority to approve the fees and other retention terms of the advisors, such fees to be borne by the Company. Any compensation consultant or other outside advisor retained by the Committee shall report solely to the Committee. Without limiting the generality of the foregoing, the Committee may retain independent advisers in order to (i) advise the Committee as to overall compensation philosophy; (ii) gather peer group and other market data to aid in setting compensation levels for Executive Officers and non-employee directors; or (iii) recommend appropriate revisions to the Charter and the procedures of the Board or the Committee in order that the Company may remain up-to-date with "best practices" relating to the duties and responsibilities of the Committee and the Board with respect to compensation and benefits matters.

VII.    AMENDMENT OF THE CHARTER

         The Charter may be amended from time to time by the Board in its sole discretion, including amendments which may be required in order to comply with the federal securities and tax laws and applicable listing standards.

Appendix B

AUDIT COMMITTEE

          Adopted by the Board of Directors on May 25, 2000
amended and restated effective as of
May 14, 2003

         The Board of Directors of the Company has established an Audit Committee (the "Committee"). The following charter shall govern the purpose, organization, membership, authority and duties of the Committee. 1. Purpose. The principal purpose of the Committee is to monitor the process involved in the preparation of the Company's financial statements.-1- In this regard and as more fully set forth herein, the Committee.

-1- Although the Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are accurate or complete or whether they have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the Independent Auditor.

         * appoints, replaces and approves the services and sets the compensation of the firm of independent public accountants to serve as Independent Auditor;

         * meets with the Independent Auditor and management to review matters relating to financial reporting and accounting procedures and policies, the adequacy of internal controls and the scope of the audit performed by the Independent Auditor;

         * reviews the results of the audit;

         * submits any recommendations it may have from time to time to the Board of Directors with respect to financial reporting and accounting procedures and policies, internal controls and other matters that may come to its attention.

         The Committee is also charged with the responsibility of reviewing material transactions with related parties and with certain responsibilities under the Company's Compliance Plan and the Company's Code of Ethics for its Chief Executive, Chief Financial and Chief Accounting Officers. 2. Organization of Committee.

  a.
  Number and Qualifications. The Committee shall be comprised of not less than three directors. Each member shall have no relationship to the Company, which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. Each member shall meet applicable independence requirements of the

    AMEX Company Guide-2-. Each member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Committee. In appointing members to the Committee, the Board shall consider whether at least one member is a financial expert as defined in the Securities Exchange Act of 1934, as amended (the "Act") and the rules promulgated thereunder.

-2- This includes provisions of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, required to be satisfied by the Company Guide. In the exercise of its business judgment the Board may consider applicable transition rules. Under exceptional and limited circumstances, the Board may determine that membership on the Committee by an individual who is not independent, as defined in the AMEX Company Guide, is required by the best interests of the Company and its shareholders. In such cases, the Board shall disclose, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

  b.
  Committee Chairman. One of the members of the Committee shall be appointed Committee chairperson by the Board of Directors for such term as the Board may specify at the time of the appointment. The Committee Chairman shall be financially sophisticated, as defined in the AMEX Company Guide, shall have the responsibility of moderating and presiding over meetings of the Committee and shall have such other responsibilities as may be assigned by resolution of the Board or the Committee. If the Committee Chairman is not present, the members of the Committee may designate a chairman by majority vote of the Committee membership.

  c.
  Rules of Procedure. The Committee shall operate in accordance with such rules of procedure as it may from time to time establish.

  3. Authority.

  a.
  General. The Committee shall have the authority necessary to enable it to carry out its responsibilities as set forth in this Charter. All employees are directed to cooperate as requested by members of the Committee.

  b.
  Appointment of Independent Auditor. The Committee shall have the sole authority to appoint or replace the Independent Auditor. The Committee shall set the compensation and have oversight responsibilities of the work of the Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Independent Auditor shall report directly to the Committee.

  c.
  Preapproval of Services. The Committee shall preapprove all auditing services and permitted non-audit services (including terms and fees) to be performed for the Company by its Independent Auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Act which are approved by the Committee prior to the completion of the engagement. The Committee may provide for the preapproval of services through the adoption of pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular services, the audit committee is informed of each service and the procedures do not include delegation to management of audit committee responsibilities under the Act.

  d.
  Delegation. The Committee may form subcommittees consisting of one or more members, and delegate authority, including the authority to grant preapprovals of audit and permitted non-audit services, to the subcommittees or to the Committee's Chairman. Any decisions to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

  e.
  Advisers. The Committee may, to the extent it deems necessary or appropriate to do so, retain independent legal, accounting or other advisers. The Company will provide for appropriate funding, as the Committee determines, to compensate the Independent Auditor and any advisers employed by the Committee and to provide for ordinary administrative expenses of the Audit Committee that are necessary and appropriate for carrying out its duties.

4.
Responsibilities. Subject to the provisions of Section 1, the Committee shall have the following duties, together with such other duties and responsibilities as the Board may delegate by resolution to the Committee from time to time:

a.
Meetings. The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may request any officer or employee of the Company or the Company's outside counsel or Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

b.
Annual Review of Audit Committee Charter. The Committee shall annually review and assess the adequacy of this Charter and make recommendations to the Board necessary to provide for the continued adequacy of the Charter to achieve its stated purpose.

c.
Publication of Audit Committee Charter. The Committee shall see that the Audit Committee Charter is included as an appendix to the Company's proxy statement for its annual meeting of stockholders, unless a copy has been included as an appendix to the Company's proxy statement within the Company's past three fiscal years.

d.
Annual Review of Independence and Literacy of Audit Committee Members. The Committee shall annually review and assess the independence and financial knowledge of each Committee member and report its findings to the Board regarding such matters.

e.
Selection, Evaluation and Replacement of Independent Auditor. The Committee annually shall appoint, or recommend to stockholders for their approval, a firm of independent public accountants as the Company's Independent Auditor to audit and report on the Company's annual financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-K and to review the Company's quarterly financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-Q. The Committee shall also annually evaluate the performance of the Independent Auditor and, if deemed appropriate, replace the Independent Auditor. The Committee shall report its conclusions to the Board of Directors.

  f.
  Review of Certain Items with Representatives of the Independent Auditor. The Committee shall review and discuss, annually and at such other times as may be appropriate, with the Independent Auditor the following matters and shall take such actions with respect to the results of such reviews and discussions, including the making of recommendations to the Board, as may be appropriate and consistent with the duties of the Committee:

  (1)
  The plan for and scope of the annual audit of the Company's financial statements.

  (2)
  The fees proposed by the Company's Independent Auditor for its services.

  (3)
  The written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. The review shall include an active dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor. The Committee shall be responsible for taking appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

  (4)
  The matters required to be discussed with the Independent Auditor by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, including the Independent Auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.-3-

-3- Other matters include, if applicable, a) selection of new or amended significant accounting polices or their application, b) methods used to account for significant unusual transactions, c) management judgments and accounting estimates, d) the auditor's judgment about the quality of the Company's accounting principles, e) disagreements with management and f) difficulties encountered in the course of the work of the Independent Auditor, including any restrictions on the scope of activities or access to information.

    (5)
    The results of the annual audit.

    (6)
    Any recommendations of the Independent Auditor with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.

    (7)
    Critical accounting policies and practices to be used by the Company.

    (8)
    Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements; all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditor.

    (9)
    Material written communications between the Independent Auditor and management, such as (a) any engagement letter or independence letter, (b) any management letter, any schedule of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any, and management's responses thereto, and (c) any reports on observations and recommendations on internal controls.

    (10)
    Assurances provided by the Independent Auditor with respect to the compliance of the audit with the requirements of Section 15 U.S.C. Section 78j-1(a) of the Act relating to the detection of certain illegal acts, the identification of certain related party transactions and an evaluation of the Company's ability to continue as a going concern.

    (11)
    The manner in which the persons performing the Company's internal audit function work in connection with the Independent Auditor, including management's responses to recommendations made and plans for future audit coverage.

    (12)
    The Company's quarterly financial statements, including disclosures made in management's discussion and analysis, and the results of the Independent Auditor's review of the quarterly financial statements.

  g.
  Review and Discussions with Management. To the extent it deems such actions necessary or appropriate, the Committee shall review and discuss the following matters with management, the Company's accounting staff and persons performing the Company's internal audit function:

  (1)
  The audited financial statements, including disclosures made in management's discussion and analysis.

  (2)
  The quarterly financial statements, including disclosures made in management's discussion and analysis.

  (3)
  Earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be done generally (e.g., as to the types of information to be disclosed and the types of presentations to be made).

  (4)
  Policies with respect to risk assessment and risk management; major financial risk exposures and the steps management is taking to monitor and control such exposures.

  (5)
  Disclosures made to the Committee by the CEO and the CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  (6)
  Items reviewed with the Independent Auditor under paragraph (e) of this Section 4.

  h.
  Recommendation Regarding Inclusion of Audited Financial Statements in Annual Report. Based on the review and discussions referred to in paragraphs (e) and (f)(1) of this Section 4 relating to the Independent Auditor, the annual financial statements and the audit, the Committee shall provide a recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year in question.

  i.
  Internal Audit and Legal Matters. To the extent it deems such actions necessary or appropriate, the Committee shall:

  (1)
  review the appointment, performance, plan and replacement of persons performing the internal auditor function;

  (2)
  review significant reports prepared by internal auditors together with management's responses and follow up to these reports; and

  (3)
  at least annually, review with legal counsel legal matters that could significantly impact the Company's financial statements.

  j.
  Reports to Board of Directors. In addition to other matters specified herein, the Committee shall review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's Independent Auditor or the performance of the internal audit function.

  k.
  Annual Audit Committee Report. The Committee shall publish a report in the annual proxy statement of the Company over the printed signatures of each member of the Audit Committee which shall state whether it has performed the duties set forth in Sections 4.e.(3)-(5), 4.f(1) and 4.g above.

  l.
  Reports to the AMEX. The Committee shall confirm that approximately once each year the Company has provided to the AMEX written confirmation required by AMEX Rule 121.B.(a) and (b) relating to the composition of the Committee and review of the Audit Committee Charter.

  m.
  Related Party Transactions. The Committee shall review and approve any material transaction between the Company and any of its subsidiaries and related parties to such companies.

  n.
  Complaints. As required by Section 10A(m)(4) of the Act and rules promulgated thereunder and the AMEX Company Guide, the Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  o.
  Compliance Plan and Code of Ethics Policy. The Committee shall review reports of the compliance director, monitor performance of personnel assigned to the Company's Compliance Plan, impose appropriate discipline on directors and executive officers for violations of the Company's Compliance Plan and direct the compliance director to make referrals to appropriate law enforcement officials of violations of law. The Committee shall set the standards in the Company's Code of Ethics, review transactions that may involve a conflict of interest for officers covered by the Code of Ethics, monitor compliance with the Code of Ethics, impose appropriate discipline for violations of the Code of Ethics and, if appropriate, refer such matters to appropriate governmental authorities.

  p.
  Hiring Policies. The Committee shall establish hiring policies regarding employment offers extended to employees and former employees of the Company's Independent Auditor.

5.
Compensation of Committee. The Committee shall be compensated in accordance with the compensation policy that has been established for other committees of the Board. The Committee may not accept directly or indirectly, consulting, advisory or other compensatory fees for service to the Company.

Appendix C

2003 AMC ENTERTAINMENT INC.
LONG-TERM INCENTIVE PLAN

I.    INTRODUCTION

         1.1  Purpose. The purpose of the 2003 AMC Entertainment Inc. Long-Term Incentive Plan (the "Plan") is to incorporate stock-based and results-oriented awards into the compensation packages of executives, managers and other employees, consultants, and advisors, to thereby increase the alignment of the interests of such persons and stockholders. The Plan is intended to foster in participants a strong incentive to exert maximum effort for the continued success and growth of the Company or its Subsidiaries and the enhancement of stockholders' interests, to aid in retaining individuals who exert such efforts and to assist in attracting the best available individuals in the future.

         1.2  Definitions."Affiliate" shall mean, with respect to any specified Person:

  (1)
  any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; or

  (2)
  any other Person that owns, directly or indirectly, 10% or more of such Person's Capital Stock or any officer or director of any such Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin.

         For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall mean (i) a written agreement evidencing an award hereunder between the Company and the recipient of such award or (ii) such other documentation approved by the Committee evidencing an award to an entire class or group of one or more recipients of awards, which shall include terms and conditions that apply to such award in accordance with the Plan.

         "Apollo" means (i) Apollo Management IV, L.P., a Delaware limited partnership, in its capacity as investment manager to the Apollo IV Holders; (ii) Apollo Management V, L.P., a Delaware limited partnership, in its capacity as investment manager to the Apollo V Holders; and (iii) their Affiliates.

         "Apollo Group" shall mean (i) Apollo; (ii) the Apollo Holders; (iii) any Affiliate of Apollo (including the Apollo Holders); and (iv) any Person with whom Apollo or any Apollo Holder may be deemed as part of a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

         "Apollo Holders" shall mean (i) Apollo Investment Fund IV, L.P., a Delaware limited partnership ("AIF IV)", and Apollo Overseas Partners IV, L.P., a Cayman Islands exempted limited partnership ("AOP IV") (collectively with AIF IV referred to as the "Apollo IV Holders") and any other partnership or entity affiliated with and managed by Apollo to which either AIF IV or AOP IV assigns any of their respective interests in or to the Preferred Stock; and (ii) Apollo Investment Fund V, L.P., a Delaware limited partnership ("AIF V") and Apollo Overseas Partners V, L.P., a Cayman Islands exempted limited partnership ("AOP V") (collectively with AIF V referred to as the "Apollo V Holders") and any other partnership or entity affiliated with and managed by Apollo to which either AIF V or AOP V assigns any of their respective interests in or to the Preferred Stock.

         "Board" shall mean the Board of Directors of the Company.

         "Capital Stock" of any Person shall mean any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, including preferred stock, any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock, whether now outstanding or issued hereafter.

         "Cause" shall mean, solely for purposes of this Plan, the failure to perform duties assigned by the Company or a Subsidiary, an act of dishonesty or misrepresentation, the commission of a felony, excessive absenteeism, the violation of the Company's code of ethics or business practice standards, the violation of any statutory or common law duty of loyalty to the Company or a Subsidiary or engaging in any manner or capacity, without the Company's written consent, as principal, agent, partner, officer, director or employee, in any business or activity competitive with the business conducted by the Company or a Subsidiary, all as determined in the sole discretion of the Committee.

         "Change in Control" shall mean the occurrence, after the date hereof, of any of the following events:

  (1)
  any Person (other than a Permitted Holder) or any Persons (other than any Permitted Holders) acting together that would constitute a group (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a "Group"), together with any Affiliates thereof (other than any Permitted Holders) shall beneficially own (as defined in Rule 13d-3 under the Exchange Act, or any successor provision thereto) at least 50% of the aggregate voting power of all classes of Capital Stock of the Company entitled to vote generally in the election of directors (the determination of aggregate voting power to recognize that the Company's Class B Stock currently has ten votes per share and the Company's Common Stock currently has one vote per share); or

  (2)
  any Person (other than a Permitted Holder) or Group (other than any Permitted Holders) together with any Affiliates thereof (other than any Permitted Holders) shall succeed in having a sufficient number of its nominees who are not management nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate (other than any Permitted Holder) of such Group, will constitute a majority of the Board of Directors of the Company.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Committee" shall mean the Compensation Committee of the Board or its delegate, or any other committee the Board may designate to administer this Plan, which shall consist of not fewer than two members of the Board, none of whom are employees of the Company or a Subsidiary.

         "Common Stock" shall mean the common stock of the Company, par value 66 2/3 cents per share, or if by reason of the adjustment provisions hereof any rights under the Plan pertain to any other security, such other security.

         "Company" shall mean AMC Entertainment Inc., a corporation organized and existing under the laws of the State of Delaware, or such Company by whatever name it may at the time have.

         "Deferral Period" shall mean as to Deferred Stock Units the period described in Section 4.4.

         "Deferred Cash Account" shall mean an appropriate bookkeeping account or record maintained by the Company for the purpose of crediting Deferred Cash Awards and interest credited thereto from time to time. The Deferred Cash Account shall not constitute or be treated as an escrow or trust fund of any kind, but shall be an unfunded, unsecured liability of the Company to make payments in accordance with the provisions of Section 6. The recipient of a Deferred Cash Award shall not have any claim or right to payment from the Deferred Cash Account except as provided herein.

         "Deferred Cash Award" shall mean an award of cash, the receipt of which is deferred pursuant to the terms of this Plan.

         "Deferred Stock Account" shall mean an appropriate bookkeeping account or record maintained by the Company, denominated in Deferred Stock Units, for the sole purpose of measuring and determining the number of shares of Common Stock to be delivered to the holder in exchange for Deferred Stock Units. The Deferred Stock Account shall not constitute or be treated as an escrow or trust fund of any kind, but shall be an unfunded, unsecured liability of the Company to make payments in accordance with the provisions of Section 4. The holder of a Deferred Stock Unit shall not be entitled to redeem, exchange or otherwise receive any amount from the Deferred Stock Account except as provided herein.

         "Deferred Stock Unit" shall mean a unit of credit of the Deferred Stock Account representing one share of Common Stock. If the Company shall declare and pay a dividend on the Common Stock in capital stock other than Common Stock, or if the Company shall engage in a recapitalization, reclassification, merger or other transaction to change the capital or corporate structure of the Company, then in accordance with Sections 4.7 and 7.7, Deferred Stock Units shall represent such other Capital Stock in place of or in addition to Common Stock, and references in Section 4 to Common Stock shall in addition mean, as appropriate, such other Capital Stock. In such an event, a Deferred Stock Account may be denominated in separate classes of Deferred Stock Units representing different classes of Capital Stock. In any calculation of Deferred Stock Units to be credited to a Deferred Stock Account, the number of Deferred Stock Units shall be rounded to be nearest one-hundredth of a unit.

         "Disability" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities due to a physical or mental condition (i) that would entitle such holder to benefits under the American Multi-Cinema, Inc. Long-Term Disability Plan (or similar disability plan of the Company or a Subsidiary in which such holder is a participant) or if the Committee deems it relevant, any disability rights provided as a matter of local law or (ii) if such holder is not eligible for long-term disability benefits under any plan sponsored by the Company, a Subsidiary or an Affiliate, that would, as determined by the Committee, entitle such holder to benefits under American Multi-Cinema, Inc.'s Long-Term Disability Plan if such holder were eligible therefor. In the case of Incentive Stock Options, the term "Disability" shall have the same meaning as "Permanent and Total Disability" as such term is defined in Section 22(e)(3) of the Code or any successor thereto.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Fair Market Value" shall mean the closing price of a share of Common Stock as reported by the Listing Exchange on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

         "Family Entity" shall mean a trust in which one or more Family Members have more than fifty percent (50%) of the beneficial interest, a foundation in which the award holder and/or one or more Family Members control the management of assets and any other entity in which the award holder and/or one or more Family Members own more than fifty percent (50%) of the voting interests.

         "Family Member" shall mean an award holder's spouse, parent, child, stepchild, grandchild, sibling, mother or father-in-law, son or daughter-in-law, stepparent, grandparent, former spouse, niece, nephew or brother or sister-in-law, including adoptive relationships, or any person sharing the award holder's household (other than a tenant or employee).

         "Incentive Stock Option" or "ISO" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

         "Listing Exchange" shall mean the principal securities market on which the Company's shares of Common Stock are traded (as of the effective date, the Listing Exchange is the American Stock Exchange).

         "Mature Shares" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

         "Non-Employee Director" means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

         "Nonqualified Stock Option" shall mean an option (including a Purchased Stock Option) to purchase shares of Common Stock which is not an Incentive Stock Option.

         "Performance Grant" shall mean an award conferring a right, contingent upon the attainment of one or more specified Performance Measures within a specified Performance Period, to receive a Stock Option, shares of Common Stock, Restricted Stock, Deferred Stock Units, a Deferred Cash Award, cash, or any combination thereof, as determined by the Committee or as evidenced in the Agreement relating to such Performance Grant.

         "Performance Measures" shall mean the criteria and objectives that may be established by the Committee, which must be satisfied or met during the applicable Restriction Period or Performance Period (i) as a condition to the grant or exercisability of all or a portion of a Stock Option, (ii) as a condition to the grant of a Restricted Stock Award, Deferred Stock Units or a Deferred Cash Award, or (iii) as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Grant, of the Stock Options, shares of Common Stock, Restricted Stock, Deferred Stock Units or Deferred Cash Award subject to such Performance Grant and/or of payment of cash with respect to such Performance Grant. Such criteria and objectives shall include one or more of the following: the attainment by a share of Common Stock of a specified value within or for a specified period of time; earnings per share; earnings before interest expense, taxes, depreciation and amortization ("EBITDA") or any variation or adjustment thereof ("adjusted EBITDA"), either in the aggregate or as a percentage of total revenues; earnings before interest expense, taxes, depreciation and amortization and rent ("EBITDAR"), or any variation or adjustment thereof ("adjusted EBITDAR") either in the aggregate or as a percentage of total revenues; return to stockholders (including dividends); return on equity; return on invested capital; earnings; revenues; market share; cash flow; free cash flow; variable operating expense per patron; fixed operating expense per screen; retention of admission revenues in excess of film exhibition cost per screen; concession gross profit per patron; cost reduction goals; or any combination of the foregoing, including on a consolidated basis. Such criteria and objectives may relate to results obtained by the individual, the Company, a Subsidiary, or any business unit or division thereof, or may apply to results obtained relative to a specific industry, a specific index or a specific peer group of two or more companies. If the Committee desires that any award subject to Performance Measures be a "Qualified Performance-Based Award", the Performance Measures (i) shall be established by the Committee no later than ninety (90) days after the commencement of the Performance Period (and, if the Performance Period is less than one year, prior to the completion of twenty-five percent (25%) of the period of service to which the award relates) and (ii) shall satisfy all other applicable requirements imposed under United States Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

         "Performance Period" shall mean any period designated by the Committee or specified in an Agreement during which the Performance Measures applicable to a Performance Grant shall be measured. The service period for accounting purposes is intended to be the Performance Period.

         "Permitted Holder" shall mean:

  (1)
  Mr. Stanley H. Durwood's surviving spouse and any of his lineal descendants and their respective spouses (collective, the "Durwood Family") and any Affiliate of any member of the Durwood Family;

  (2)
  Mr. Stanley H. Durwood's estate, or any trust established by Mr. Stanley H. Durwood, during any period of administration prior to the distribution of assets to beneficiaries who are Persons described in clause (3) below;

  (3)
  any trust which is established solely for the benefit of one or more of the Durwood Family (whether or not any member of the Durwood Family is a trustee of such trust) or solely for the benefit of one or more charitable organizations or solely for the benefit of a combination of members of the Durwood Family and one or more charitable organizations;

  (4)
  any member of the Apollo Group; and

  (5)
  any subsidiary which is a corporation of which more than 50% of the outstanding shares of Capital Stock having ordinary voting power for the election of directors is owned directly or indirectly by the Company or a partnership, limited liability company, association, joint venture or other entity in which the Company, directly or indirectly, has more than a 50% equity interest, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic reinvestment plan or any substantially similar plan of the Company or any subsidiary, as so defined, or any Person holding securities of the Company for or pursuant to the terms of any such employee benefit plan; provided that if any lender or other Person shall foreclose on or otherwise realize upon or exercise any remedy with respect to any security interest in or lien on any securities of the Company held by any Person listed in this clause (5), then such securities shall no longer be deemed to be held by a Permitted Holder.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" shall have the meaning set forth in Section 1.1.

         "Post-Termination Exercise Period" shall mean the period specified in or pursuant to Section 2.2(a), Section 2.2(b), Section 2.2(d) or Section 2.2(e) following termination of employment with or service to the Company during which a Stock Option may be exercised.

         "Preferred Stock" means, collectively, the Company's Series A Convertible Preferred Stock and Series B Exchangeable Preferred Stock.

         "Purchased Stock Option" shall mean a Nonqualified Stock Option that is sold to an eligible individual at a price determined by the Committee, has an exercise price equal to the Fair Market Value of the Common Stock subject to such Stock Option on the date such Stock Option is sold to the eligible individual, and contains such additional terms and conditions as the Committee deems appropriate in accordance with the Plan.

         "Qualified Performance-Based Award" means any award that is designated by the Committee as intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code.

         "Related Employment" shall mean the employment or performance of services by an individual for an employer that is neither the Company nor a Subsidiary, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or a Subsidiary, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing service for the Company or a Subsidiary, or was engaged in Related Employment and (iii) such employment or performance of services is in the best interests of the Company as determined by the Committee and is recognized by the Committee, in its discretion, as Related Employment. The death or Disability of an individual or his or her involuntary termination of employment during a period of Related Employment shall be treated, for purposes of this Plan, as if the death, Disability or involuntary termination had occurred while the individual was employed by or performing services for the Company or a Subsidiary.

         "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period.

         "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

         "Restriction Period" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award remains subject to forfeiture if the holder does not remain continuously in the employment of or service to the Company and may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

         "Retirement" shall mean "Normal Retirement", "Late Retirement" and, only with the approval of the Committee, "Early Retirement", all as defined in the Defined Benefit Retirement Income Plan for Certain Employees of American Multi-Cinema, Inc. or any comparable plan of the Company or a Subsidiary, as determined by the Committee.

         "Stock Option" shall mean a Nonqualified Stock Option or an Incentive Stock Option.

         "Subsidiary" shall mean any entity of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

         "Tax Date" shall have the meaning set forth in Section 7.5.

         "Ten Percent Holder" shall have the meaning set forth in Section 2.1(a).

         "Vested" shall mean that the holder has satisfied certain conditions which entitle the holder to an award, subject however to the terms of the Agreement granting the award and the Plan.

         1.3.  Administration. This Plan shall be administered by the Committee. The Board may, in its discretion, reserve to itself any or all of the authority and responsibility of the Committee. To the extent that the Board has reserved to itself the authority and responsibility of the Committee, all references to the Committee in this Plan shall be deemed to refer to the Board.

         To the extent permitted by applicable law, the Committee may delegate some or all of its power and authority hereunder to a subcommittee or to another entity or committee, to a member of the Board, or to one or more officers of the Company as the Committee deems appropriate; provided, however, that except for a committee or subcommittee composed solely of two or more Board members who are "outside directors" under Section 162(m) of the Code and "non-employee directors" under Rule 16b-3 promulgated under the Exchange Act, the Committee may not delegate its power and authority with regard to (i) decisions regarding a Performance Grant to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding, (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person, and (iii) any decision involving such persons under Section 7.7 or regarding the impact of a Change in Control.

         The Committee may grant any one or a combination of the following awards under this Plan to eligible persons: (i) Stock Options (in the form of Nonqualified Stock Options or Incentive Stock Options), (ii) Restricted Stock Awards, (iii) Deferred Stock Units, (iv) Deferred Cash Awards, and (v) Performance Grants.

         The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.

         Unless otherwise provided in the Plan, the Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Stock Options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award or the Deferral Period or vesting applicable to any outstanding Deferred Stock Units or Deferred Cash Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level. Notwithstanding the foregoing, except as to Committee action in the event of the holder's death or Disability or a Change in Control or as provided in Section 7.7, no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award under this Plan, in any manner to waive the achievement of the applicable Performance Measures or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the exemption from the limitation on deductibility under Section 162(m) of the Code. Notwithstanding that Performance Measures may be achieved, the Committee may determine, in its discretion, whether and the extent to which a Qualified Performance Based Award to a "covered employee", as defined under Code Section 162(m), will be paid.

         The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish, amend and revoke rules and regulations it deems necessary or desirable for the administration of this Plan, adopt sub-plans applicable to specific Subsidiaries, locations or classifications of employees and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities to the extent permitted under local law. The Committee may require, as a condition to the issuance, exercise, settlement or acceptance of an award under this Plan, that the award recipient agree to mandatory arbitration to settle any disputes relating to such award. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

         The Committee's determination under the Plan including, without limitation, determination of the persons to receive awards, the form, amount and type of awards, the terms and provisions of awards and the written material evidencing such awards, any amendments to the terms and provisions of any awards, and the granting or rejecting of applications for delivery of shares of Common Stock need not be uniform and may be made selectively among otherwise eligible persons whether or not such persons are similarly situated.

         No member of the Committee, and no entity, subcommittee, committee, member of the Board or officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith. Service on the Committee shall constitute service as a member of the Board of Directors, so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors pursuant to its Bylaws and any agreements between the Company and its Directors providing for indemnification.

         A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

         1.4.  Eligibility. Executives, managers and other employees (including employees who are also directors) of the Company or a Subsidiary, consultants and advisors eligible under Securities Act Rule 405 or its successor who perform services for the Company or a Subsidiary are eligible to receive awards under this Plan, as the Committee in its sole discretion may select from time to time. A director who is an employee shall be eligible to participate as an employee under this Plan. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

         1.5.  Shares Available. Subject to adjustment as provided in Section 7.7, 6,500,000 shares of Common Stock shall be available for issuance in settlement of Performance Grants, Deferred Stock Units, upon exercise of Stock Options or as Restricted Stock Awards under this Plan. Such number of available shares shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Stock Options, outstanding Restricted Stock Awards, outstanding Deferred Stock Units and outstanding Performance Grants. To the extent that shares of Common Stock subject to an outstanding Stock Option, Restricted Stock Award, Deferred Stock Unit or Performance Grant are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under this Plan. Shares of Common Stock shall be made available from authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof.

         Subject to adjustment as provided in Section 7.7, to the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code, the maximum aggregate number of shares of Common Stock issuable under any Stock Options, Restricted Stock, Deferred Stock Units and Performance Grants awarded to any individual with respect to any fiscal year of the Company shall be 750,000 shares or equivalents thereof. The maximum amount of cash and Deferred Cash Awards awardable to any person with respect to any fiscal year of the Company in connection with a Performance Grant shall be $2,500,000.

         1.6.  Employment. Unless otherwise expressly provided herein, references to "employment" with the Company or "employment with or service to the Company" shall mean the employment with or service to the Company or a Subsidiary, including transfers of employment between the Company or a Subsidiary, approved leaves of absence and Related Employment.

II. STOCK OPTIONS

         2.1.  Stock Options. The Committee may, in its discretion, grant Stock Options to such eligible persons as may be selected by the Committee. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or of any "subsidiary" (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is approved by stockholders. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Company, or any subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

         Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)
  Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Stock Option shall be determined by the Committee. The purchase price per share of Common Stock purchasable upon exercise of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Stock Option; provided, however, that if an Incentive Stock Option shall be granted to any person who, at the time such Incentive Stock Option is granted, owns capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

  (b)
  Option Period and Exercisability. The period during which a Stock Option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such

    Incentive Stock Option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of a Stock Option or to the exercisability of all or a portion of a Stock Option. The Committee may determine that a Stock Option shall become exercisable in full at any time. An exercisable Stock Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

  (c)
  Method of Exercise. A Stock Option may be exercised (i) by giving written notice to the office of the Secretary of the Company specifying the number of whole shares of Common Stock to be purchased and (ii) by executing such documents as the Company may reasonably request. No certificate representing Common Stock shall be delivered until (x) the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction), either (A) in cash (which includes certified bank or cashier's checks or money orders), (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, or (C) by a combination of (A) and (B), and (y) full payment of any withholding taxes thereon required by the Company to be paid (or arrangements made for such payment to the Company's satisfaction) as provided in Section 7.5, in each case to the extent set forth in the Agreement relating to the Stock Option. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. The Committee may, in its discretion and at the request of the optionee, upon receipt in cash (as described above) of the exercise price and upon the provision of the amount of any taxes required to be withheld as provided in Section 7.5, issue shares directly to a brokerage firm selected by the optionee to whom the optionee has submitted an irrevocable notice of exercise in accordance with Regulation T of the Board of Directors of the Federal Revenue Board. The proceeds received by the Company from the sale of its Common Stock under the Plan shall be used for general corporate purposes of the Company and its Subsidiaries.

  (d)
  Minimum Vesting Period. Unless otherwise provided in the Agreement, no Stock Option may become exercisable until six months from the date such Stock Option was granted.

  (e)
  Repricing and Discounting. Subject to Section 7.7, the repricing or discounting of Stock Options is expressly disallowed under this Plan.

         2.2.  Termination of Employment or Service. Subject to the provisions of the Plan, unless otherwise set forth in the Agreement relating to a Stock Option:

  (a)
  Disability. If the holder's employment with or service to the Company terminates by reason of Disability, each Stock Option held by such holder shall become fully vested and exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the date which is one year after the effective date of such holder's termination of employment or service, or if earlier, the expiration date of the term of such Stock Option.

  (b)
  Retirement. If the holder's employment with or service to the Company terminates by reason of Retirement, each Stock Option held by such holder shall become fully vested and exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the date which is three months, if the Stock Option is an Incentive Stock Option, or three years, if the Stock Option is a Nonqualified Stock Option, after the effective date of such holder's termination of employment or service, or if earlier, the expiration date of the term of such Stock Option.

  (c)
  Death. If the holder's employment with or service to the Company terminates by reason of death, each Stock Option held by such holder shall become fully vested and exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until the date which is one year after the date of death, or if earlier, the expiration date of the term of such Stock Option.

  (d)
  Involuntary Termination Without Cause. If the holder's employment with or service to the Company is terminated by the Company or a Subsidiary without Cause, (and without the existence of grounds for Cause), each Stock Option held by such holder shall cease to vest, and to the extent already vested may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the date which is three months, if the Stock Option is an Incentive Stock Option, or six months, if the Stock Option is a Nonqualified Stock Option, after such involuntary termination, or if earlier, the expiration date of the term of such Stock Option.

  (e)
  Other Termination. If the holder's employment with or service to the Company terminates for any reason other than Disability, Retirement, death, or involuntary termination without Cause (and without the existence of grounds for Cause), each Stock Option held by such holder shall cease to vest, and to the extent already vested shall be forfeited at the time such holder's employment is terminated and shall be canceled by the Company.

  (f)
  Death Following Termination of Employment or Service. If the holder of a Stock Option dies during the applicable Post-Termination Exercise Period, each Stock Option held by such holder shall be exercisable only to the extent that such Stock Option is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person until the date which is one year after the date of death, or if earlier, the expiration date of the term of such Stock Option.

  III. RESTRICTED STOCK AWARDS

         3.1.  Restricted Stock Awards. The Committee may, in its discretion, grant Restricted Stock Awards to such eligible persons as may be selected by the Committee.

         3.2.  Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

  (a)
  Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Performance Measures (if any) and the Restriction Period and Performance Period (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

  (b)
  Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during a specified Performance Period and/or (ii) if the holder of such award remains continuously in the employment of or service to the Company during a specified Restriction Period, and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during a specified Performance Period and/or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during a specified Restriction Period.

  (c)
  Share Certificates. If approved by the Committee, during the Restriction Period a certificate or certificates representing a Restricted Stock Award may be issued and registered in the holder's name or a nominee name and may bear a legend, in addition to any legend which may be required pursuant to Section 7.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. As determined by the Committee, all certificates so registered in the holder's name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 7.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

  (d)
  Rights with Respect to Restricted Stock Awards. Unless set forth in the Agreement relating to a Restricted Stock Award and subject to the provisions of the Plan, the holder of such award shall have no rights as a stockholder of the Company, including voting rights and the right to receive dividends during any applicable Restriction Period or Performance Period. If dividend rights are provided in the Agreement, any distribution with respect to shares of Common Stock shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

  (e)
  Minimum Restriction Period. The minimum Restriction Period shall be one year unless otherwise determined by the Committee.

         3.3.  Termination of Employment or Service. Subject to the provisions of the Plan, unless otherwise set forth in the Agreement relating to a Restricted Stock Award:

  (a)
  Disability, Death or Retirement. If the employment with or service to the Company of the holder of such award terminates by reason of Disability, death or Retirement, the Restriction Period shall terminate as of the effective date of such holder's termination of employment or service and, in the case of death or Disability, any Performance Measures applicable to such award shall be deemed to have been satisfied at the target level and the holder, or the holder's executor, administrator, legal representative, beneficiary or similar person, as applicable, shall be entitled to a prorated award. Such prorated award shall be equal to the number of shares that would have been awarded at the target level multiplied by a fraction, the numerator of which shall equal the number of months such holder was employed with or performing services for the Company during the Performance Period (fractional months shall be ignored) and the denominator of which shall equal the number of months in the Performance Period. In the case of Retirement, any portion of the Award which remains subject to Performance Measures on the date of Retirement shall be immediately forfeited by such holder and cancelled by the Company.

  (b)
  Other Termination. If the employment with or service to the Company of the holder of a Restricted Stock Award terminates for any reason other than Disability, Retirement or death, the portion of such award which is subject to a Restriction Period or Performance Measures on the effective date of such holder's termination of employment or service shall be immediately forfeited by such holder and canceled by the Company.

  IV. DEFERRED STOCK UNIT AWARDS

         4.1.  Deferred Stock Units. The Committee may, in its discretion, grant units representing the right to receive shares of Common Stock at the end of a specified Deferral Period, subject to applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

         4.2.  Deferred Stock Account. The Company shall credit the Deferred Stock Account for each such eligible holder with the number of Deferred Stock Units awarded to such holder.

         4.3.  Vesting and Forfeiture. The Agreement relating to the award of a Deferred Stock Unit shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of the Plan, for the vesting of Deferred Stock Units subject to such award, (i) if specified Performance Measures are satisfied or met during a specified Performance Period and/or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the Deferral Period (or such shorter vesting period as may be set forth in the Agreement) and for the forfeiture of all or a portion of such Deferred Stock Units subject to the award (x) if specified Performance Measures are not satisfied or met during a specified Performance Period and/or (y) if the holder does not remain continuously in the employment of or service to the Company during the Deferral Period (or any specified, shorter vesting period); provided, that if the employment with or service to the Company of the holder of a Deferred Stock Unit terminates by reason of Disability, death or Retirement, the holder's rights to such award that is conditioned solely upon continued employment or service shall fully vest as of the effective date of such holder's termination of employment or service and, in the case of death or Disability, any Performance Measure applicable to such award shall be deemed to have been satisfied at the target level and the holder, or the holder's executor, administrator, legal representative, beneficiary or similar person, as applicable, shall be entitled to a prorated award. Such prorated award shall be equal to the number of whole shares of Common Stock which would be exchangeable for the number of Deferred Stock Units that would have been awarded at the target level multiplied by a fraction, the numerator of which shall equal the number of months such holder was employed with or performing services for the Company during the Performance Period (fractional months shall be ignored) and the denominator of which shall equal the number of months in the Performance Period. In the case of

Retirement, any portion of the Award which remains subject to Performance Measures on the date of Retirement shall be immediately forfeited by such holder and cancelled by the Company.

         4.4.  Settlement of Deferred Stock Units and Deferral Period. The method and timing of payment of Deferred Stock Units shall be as follows:

  (a)
  Settlement of Deferred Stock Units. Deferred Stock Units that have vested shall be exchanged on a one-for-one basis for whole shares of Common Stock after the expiration of the Deferral Period except as provided in Section 4.4(b). Any fractional Deferred Stock Unit shall be eliminated and not paid.

  (b)
  Election to Further Defer. If so provided by the Committee in the Agreement, the holder may delay the expiration of the Deferral Period of all or part of an award of Deferred Stock Units to a date not later than the holder's termination of employment or service, by filing with the Company, at least one year before the award has vested on a form provided for that purpose, an irrevocable election to defer settlement of the award. If a holder so elects, then, subject to this Plan, the Deferred Stock Units in his or her Deferred Stock Account shall be exchanged for shares of Common Stock at the time elected by the holder but with all such Deferred Stock Units to be exchanged not later than the effective date of the holder's termination of employment or service. All of the Deferred Stock Units in the Deferred Stock Account will be exchanged for shares of Common Stock in a lump sum payment at the time specified by the holder or, if authorized by the Committee and elected by the holder on the deferral election form, in annual installments over a period of years not extending beyond the holder's termination of employment or service. If the Deferred Stock Account is to be paid in annual installments, then each installment will be calculated as a number of Deferred Stock Units equal to (i) the number determined by dividing the number of units allocated to the holder's Deferred Stock Account as of the date of the first installment by the total number of annual payments, plus (ii) the number of any additional Deferred Stock Units allocated pursuant to Sections 4.6 or 7.7 after the date of the first installment to the Deferred Stock Units then payable. The election shall specify the timing of the lump sum payment or (in the case of annual installments) of the first installment, as one of the following: (i) the first day of the month following by at least five (5) business days the month that the holder's employment with or service to the Company is terminated or that the holder dies or is Disabled; or (ii) the first day of the month which is any number of whole years selected by the holder after the end of the Deferral Period.

         4.5.  Termination of Employment or Service. Subject to the provisions of the Plan, unless otherwise set forth in the Agreement relating to the Deferred Stock Unit:

  (a)
  Disability, Death or Retirement. If the employment with or service to the Company of the holder of a Deferred Stock Unit terminates by reason of Disability, death or Retirement, the Deferral Period shall terminate as of the effective date of such holder's termination of employment or service.

  (b)
  Other Termination Other Than for Cause. If the employment with or service to the Company of the holder of a Deferred Stock Unit terminates for any reason other than Disability, death or Retirement and other than for Cause, (and without the existence of grounds for Cause) after the holder's right to a Deferred Stock Unit award has vested under

    Section 4.3 above, in part or in full, the Deferral Period shall terminate as of the effective date of such holder's termination of employment or service as to any vested portion of the award.

  (c)
  Termination for Cause. Upon termination of the holder's employment or service for Cause, (or termination when grounds for Cause exist), all Deferred Stock Units, whether or not vested, shall be forfeited.

         4.6.  Dividends. The Committee may determine when an award is made that a holder of Deferred Stock Units will be entitled to participate when cash dividends are paid on shares of Common Stock. If the Committee determines that holders may so participate, the payment of the equivalent amount of such dividends will be deferred and the amount or value thereof automatically reinvested in additional Deferred Stock Units. If the Committee fails to make such a determination, no such payments or credits shall be made. If the Committee determines that a holder's Deferred Stock Account is to be adjusted in connection with a cash dividend, such adjustment will be made by adding to the Deferred Stock Account the number of Deferred Stock Units determined by multiplying the per share amount of the cash dividend by the number of Deferred Stock Units credited to the Deferred Stock Account on the record date for the cash dividend, dividing the result by the Fair Market Value of the share of Common Stock on the date the cash dividend is paid, and rounding the result to the nearest 1/100-th- of a Deferred Stock Unit as the case may be (with .005 being rounded upwards); provided that, if a holder's Deferred Stock Account is reduced to zero in accordance with the Plan between the record date and the payment date for such cash dividend, then, in lieu of such adjustment to the holder's Deferred Stock Account, the dividend equivalent amount with respect to such record date will be determined by multiplying the per share amount of the cash dividend by the number of Deferred Stock Units credited to the Deferred Stock Account on the record date for the cash dividend and rounding the result to the nearest whole cent, which amount shall be paid to the holder in cash. Any adjustment with respect to holder's Deferred Stock Account pursuant to this Section which is made with respect to any Deferred Stock Units which are not then vested shall become vested at the same time, if any, as such Deferred Stock Units.

         4.7.  Adjustments. In the event of a stock dividend, stock split or combination of shares of Common Stock, recapitalization, reclassification, merger or other similar capital or corporate structure change of the Company, then the number and the rights and privileges of Deferred Stock Units in each Deferred Stock Account may be adjusted as provided in Section 7.7. Unless otherwise determined by the Committee, shares of Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions, risk of forfeiture and/or deferral to the same extent as the Deferred Stock Units with respect to which such Common Stock or other property has been distributed.

V. PERFORMANCE GRANTS

         5.1.  Performance Grants. The Committee may, in its discretion, make Performance Grants to such eligible persons as may be selected by the Committee. Multiple Performance Grants may be made with respect to a Performance Period based on the same or different Performance Measures.

         5.2.  Terms of Performance Grants. Performance Grants shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

  (a)
  Amount of Performance Grant and Performance Measures. The Agreement shall provide the amount and character of the Performance Grant and a description of the nature of the Performance Measures and the Performance Period applicable to such Performance Grant, as determined by the Committee in its discretion.

  (b)
  Vesting and Forfeiture. The Agreement shall provide, in the manner determined by the Committee in its discretion, for the vesting of a Performance Grant, if specified Performance Measures are satisfied during a specified Performance Period, and for the forfeiture of all or a portion of such Performance Grant, if specified Performance Measures are not satisfied during a specified Performance Period. The Agreement also may provide for an additional vesting period or conditions with respect to any Stock Option, Restricted Stock, Deferred Stock Unit or Deferred Cash Award that is the subject of such Performance Grant.

  (c)
  Settlement of Vested Performance Grants. The Agreement (i) shall specify whether a Performance Grant may be settled in Stock Options, shares of Common Stock, Restricted Stock, Deferred Stock Units, Deferred Cash Awards, or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award, if any. If a Performance Grant is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock may be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Grant in shares of Common Stock or Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to any shares of Common Stock subject to such award.

  (d)
  Minimum Performance Period. Unless otherwise determined by the Committee, the minimum Performance Period for any Performance Grant made with respect to the fiscal year ending April 1, 2004 is nine months and twelve months with respect to any fiscal year of the Company ending thereafter.

         5.3.  Termination of Employment or Service. Subject to the provisions of the Plan, unless otherwise set forth in the Agreement relating to a Performance Grant:

  (a)
  Disability or Death. If the employment with or service to the Company of the holder of a Performance Grant terminates during the Performance Period by reason of Disability or death, all Performance Measures applicable to the award shall be deemed to have been satisfied at the target level and the holder, or the holder's executor, administrator, legal representative, beneficiary or similar person, as applicable, shall be entitled to a prorated award. Such prorated award shall be equal to the number of shares of Common Stock, Stock Options, Restricted Stock, Deferred Stock Units or the amount of cash or Deferred Cash Awards that would have been awarded (except that, upon death or

    Disability awards of Restricted Stock or Deferred Stock Units will be paid in Common Stock unless the Agreement provides otherwise) at the target level multiplied by a fraction, the numerator of which shall equal the number of months such holder was employed with or performing services for the Company during the Performance Period (fractional months shall be ignored) and the denominator of which shall equal the number of months in the Performance Period.

  (b)
  Other Termination. If the employment with or service to the Company of the holder of a Performance Grant terminates during the Performance Period for any reason other than Disability or death, each Performance Grant that is not vested shall be immediately forfeited.

  VI. DEFERRED CASH AWARDS

         6.1.  Deferred Cash Awards. The Committee may, in its discretion and subject to the terms of the Plan, make cash awards as part of Performance Grants which are to be deferred and payable at such time and in such manner as the Committee shall determine, subject to the following terms and conditions.

         6.2.  Deferred Cash Account. The Company shall credit the Deferred Cash Account of each eligible person with the amount of any Deferred Cash Award. The amount of any Deferred Cash Account may be credited annually as of the last day of each fiscal year of the Company with a reasonable rate of interest as permitted under Section 162(m) of the Code, which rate in no event shall exceed Moody's average corporate bond yield over the five year period ending on the last day of such fiscal year. The Company may, but is not required to, establish a grantor trust to provide funds to pay part or all amounts due under the Deferred Cash Accounts.

         6.3.  Vesting and Forfeiture. The Agreement shall provide, in the manner determined by the Committee in its discretion, for the vesting of Deferred Cash Awards. Unless determined otherwise by the Committee and/or set forth in the Agreement relating to the Deferred Cash Award:

  (a)
  if the employment with or service to the Company of the holder of a Deferred Cash Award terminates by reason of Disability, death or Retirement, the holder's rights to such award shall fully vest as of the effective date of such holder's termination of employment or service; and

  (b)
  if the employment with or service to the Company of the holder of a Deferred Cash Award terminates involuntarily by action of the Company without Cause (and without the existence of grounds for Cause) the holder's Deferred Cash Account balance may be forfeited whether or not vested to the extent determined by the Committee in its sole discretion, and

  (c)
  if the employment with or service to the Company of the holder of a Deferred Cash Award is terminated by the Company for Cause (or if grounds for termination for Cause exist at a time when the holder's employment terminates for some other reason), the holder's Deferred Cash Account balance shall be forfeited whether or not vested and no Deferred Cash Award (or amount relating thereto) shall be payable under the Plan; and

  (d)
  if the employment with or service to the Company of the holder of a Deferred Cash Award is terminated for any reason other than those described in clauses (a), (b) or (c) above, the amount of the awards, if any, credited to the holder's Deferred Cash Account during the three fiscal years preceding the year during which the effective date of such holder's termination occurs whether or not vested together with any interest credited on such amount during such period shall be forfeited and shall reduce the holder's Deferred Cash Account balance available for distribution.

         A Deferred Cash Award and any balance in a Deferred Cash Account which does not vest shall be forfeited.

         6.4.  Time and Manner of Payment. Unless determined otherwise by the Committee in its discretion, amounts credited to a holder's Deferred Cash Account shall be deferred until and, subject to Section 6.3 above, shall be paid or commence to be paid upon, the holder's termination of employment or service with the Company. Such amount will be paid to the holder as follows:

  (a)
  if the Deferred Cash Account balance on the date of the holder's termination of employment or service with the Company is less than $25,000, the amount will be paid in cash in a lump sum within ninety (90) days following the effective date of the holder's termination of employment or service, and

  (b)
  if the Deferred Cash Account balance on the effective date of the holder's termination of employment or service exceeds $25,000, the amount will be paid in three (3) substantially equal annual cash installments, with the first installment to be paid within ninety (90) days following the effective date of the holder's termination of employment or service with the Company and with each of the two remaining installments to be paid on or about the following two anniversaries of the first installment payment.

  (c)
  Notwithstanding (b) above, the Committee in its discretion may accelerate the payment of part or all of the Deferred Cash Account balance to a holder otherwise entitled to payment under this Section 6.4, in the event of an unforseeable emergency caused by an event beyond the control of the holder that would result in severe financial hardship to the holder if acceleration were not permitted and provided the amount distributed is not in excess of the amount necessary to meet the emergency.

  VII. GENERAL

         7.1.  Effective Date and Term of Plan. This Plan shall be effective as of May 29, 2003, subject to its approval by the stockholders of the Company. This Plan shall terminate when shares of Common Stock are no longer available for the grant, exercise or settlement of awards, unless terminated earlier by the Board, in its sole discretion. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. If this Plan is not approved by the stockholders of the Company, this Plan and any awards granted hereunder shall be null and void. The Plan shall be resubmitted to a vote of the stockholders no later than the first shareholder meeting that occurs in the fifth year following the year in which stockholders approved the Plan, to the extent required under Section 162(m) of the Code.

         7.2.  Amendments. The Board or the Committee may amend or terminate this Plan at any time, in any manner, as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) provided, however, that no amendment shall be made without stockholder approval if such amendment would increase the maximum number of shares of Common Stock available under this Plan (subject to Section 7.7) or change the class of employees eligible to participate. No amendment or termination of the Plan shall materially adversely affect, without the consent of the holder thereof, any award theretofore made under the Plan.

         7.3.  Agreement. The Committee may condition an award holder's right (i) to exercise, vest or settle the award and (ii) to receive delivery of shares, on the execution and delivery to the Company of the Agreement and the completion of other requirements, including, but not limited to, the execution of a non-compete and/or non-solicitation agreement by the recipient and delivery thereof to the Company. Acceptance of, or receipt of the benefit of, an award shall be conclusively presumed to be assent by the holder to all of the terms and conditions of the Plan and of the Agreement, whether or not signed by the holder.

         7.4.  Transferability of Stock Options. Stock Options may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the holder thereof, except by will or the laws of descent and distribution; provided, however, that unless otherwise specified in the Agreement, as long as the holder continues employment with or service to the Company or a Subsidiary, such holder may transfer Stock Options to a Family Member or Family Entity without consideration; provided, however, in the case of a transfer of Stock Options to a limited liability company or a partnership which is a Family Entity, such transfer may be for consideration consisting solely of an interest in the limited liability company or partnership to which the transfer is made. Notwithstanding the foregoing, an ISO may be transferred to a trust but only if under Section 671 of the Code and applicable State law the holder of the ISO is considered to be the sole beneficial owner of the ISO while it is held in trust. Any transfer of Stock Options shall be in a form acceptable to the Committee, shall be signed by the holder and shall be effective only upon written acknowledgement by the Committee of its receipt and acceptance of such notice. If a Stock Option is transferred to a Family Member or to a Family Entity, such Stock Option may not thereafter be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by such Family Member or Family Entity except by will or the laws of descent and distribution. Any transferee shall remain subject to all of the terms and conditions applicable to the award prior to such transfer, which shall be subject to any rules or regulations adopted by the Committee. Payment of any tax attributable to the exercise of the award shall remain the obligation of the original recipient of the award, and the period during which an award shall remain exercisable shall depend upon the time and nature of the award recipient's termination of Employment or service with the Company and the terms of the award.

         7.5.  Tax Withholding. The Company shall have the right to require, as of the grant, vesting, or exercise of an award, the sale of any shares of Common Stock, or the receipt of any dividends, as a condition to the payment or delivery of any cash or stock or other property pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other income, social insurance, payroll or other tax-related items which may be required to be withheld or paid in connection with such award. The Company may, at its option and in its sole discretion, (i) require the holder to make (or cause to be made) a cash payment to the Company, (ii) accept delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares of Common Stock having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (iii) withhold whole shares of Common Stock which would otherwise be delivered to a holder (other than in connection with an ISO), having an aggregate Fair Market Value, determined as of Tax Date, equal to the amount necessary to satisfy any such obligation, or (iv) withhold an amount of cash which would otherwise be payable to a holder, including withholding from wages or other cash compensation or awards otherwise due to the holder, in the amount necessary to satisfy any such obligation. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value (determined as of the Tax Date) in excess of the amount determined by applying the minimum statutory withholding rate of the Company or Subsidiary. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. No amount shall be withheld from any cash payment or shares of Common Stock relating to an award properly transferred in accordance with Section 7.4 above.

         7.6.  Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting, exercise or settlement of such award or the delivery of shares thereunder, such award shall not vest, be exercised or settled and such shares shall not be issued or delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. In addition, the Committee may condition the grant of an award on compliance with certain listing, registration or other qualifications applicable to the award under any law or any obligation to obtain the consent or approval of a governmental body. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder. The Company shall not be obligated by virtue of any terms and conditions of any award or any provisions of the Plan to recognize the exercise of a Stock Option or to sell or issue shares in violation of the Securities Act or the law of any government having jurisdiction thereof. Any postponement or delay by the Company in recognizing the exercise of any Stock Option or in issuing any shares under a Restricted Stock Award or Deferred Stock Unit Award or otherwise hereunder shall not extend the term of a Stock Option nor shorten the term of any restriction period or vesting period attached to any Restricted Stock Award or other award and neither the Company nor its directors or officers shall have any obligation or liability to the holder of an award or to any other person with respect to any shares as to which a Stock Option or other award shall lapse because of such postponement or as to which issuance under a Restricted Stock Award or other award was delayed.

         7.7.  Adjustment.

  (a)
  In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of securities available for Stock Options, Restricted Stock Awards, Deferred Stock Units and Performance Grants, the number and class of securities subject to each outstanding Stock Option and the purchase price per security, the terms of each outstanding Stock Option, the maximum number of securities with respect to which Stock Options, Restricted Stock Awards, Deferred Stock Units or Performance Grants may be made or granted during any fiscal year to any person, the number and class of securities subject to each outstanding Deferred Stock Unit, Restricted Stock Award or Performance Grant, and the terms (including Performance Measures) of each outstanding Deferred Stock Unit, Restricted Stock Award or Performance Grant may be appropriately adjusted by the Committee or new Stock Options, Deferred Stock Units, Restricted Stock Awards or Performance Grants may be substituted for any unexpired corresponding awards then outstanding, such adjustments to be made in the case of outstanding Stock Options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment or substitution shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

  (b)
  In the event that the Company agrees (i) to sell or otherwise dispose of all or substantially all of the Company's assets, or (ii) to be wholly or partially liquidated, or (iii) to participate in a merger, consolidation or reorganization, or (iv) to sell or otherwise dispose of substantially all the assets of, or a majority interest in, a Subsidiary, then the Committee may determine that any and all Options granted under the Plan, in situations involving an event described in clauses (i) through (iii), and any and all Options granted to employees of the affected Subsidiary in situations described in clause (iv), shall be immediately exercisable in full, and any and all shares of Common Stock issuable pursuant to Deferred Stock Units, Restricted Stock Awards or cash payable or shares issuable under Performance Grants made under the Plan, in situations involving an event described in clauses (i) through (iii), and any and all shares of Common Stock issuable pursuant to Deferred Stock Units, Restricted Stock Awards or cash payable or shares issuable under Performance Grants granted to employees of the affected Subsidiary in situations described in clause (iv), shall be immediately issuable or paid, as the case may be, with all Performance Measures applicable to such award deemed satisfied at the target level and with the value of the award prorated and paid in the same manner as set forth in Section 5.3, based on the number of months from the beginning of the Performance Period to the date of the event described in clause (i), (ii), (iii) or (iv) above (ignoring fractional months). The Committee may also determine that any Stock Options not exercised, and any Deferred Stock Units, Restricted Stock Awards or Performance Grants, with respect to which any restrictions have not lapsed or conditions have not been satisfied, prior to any such event, or within such period of time thereafter (not to exceed 120 days) as the Committee shall determine, shall terminate.

  (c)
  The Committee in its discretion and at any time may take such additional action as it deems appropriate to address the effect of a Change in Control on awards issued under this Plan, including but not limited to actions described in Section 1.3 of this Plan.

  (d)
  The grant of any award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets or the business, assets or stock of a Subsidiary.

         7.8.  No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by, or continued service to, the Company or a Subsidiary or affect in any manner the right of the Company or a Subsidiary to terminate the employment or services of any person at any time without liability hereunder or otherwise.

         7.9.  Effect on Other Plans. Participation in this Plan shall not affect a Person's eligibility to participate in any other benefit or incentive plan of the Company or a Subsidiary. Any Awards made pursuant hereto shall not be used in determining the benefits provided under any other plan of the Company or a Subsidiary unless specifically provided therein.

         7.10.    Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

         7.11.    Designation of Beneficiary. If permitted by the Committee, the holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding Stock Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option to the extent permitted under local law.

         Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

         If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Stock Option hereunder held by such holder, to the extent exercisable, may be exercised by, and any Restricted Stock Award not yet delivered, any Deferred Stock Unit exchangeable into Common Stock or any Deferred Cash Award payable shall be delivered, exchanged, or paid to, such holder's executor, administrator, legal representative or similar person.

         7.12.    Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

         7.13.    Foreign Employees. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures and to foster and promote achievement of the purposes of this Plan. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, Disability or Retirement or on termination of employment; available methods of exercise or settlement of an award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of stock certificates which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Sections 1.5 and 7.2, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

         7.14.    Termination of Employment or Service. Unless otherwise determined by the Committee, an award holder employed by or providing service to an entity that is a Subsidiary under this Plan shall be deemed to have terminated employment with or service to the Company for purposes of this Plan on the date that such entity ceases to be a Subsidiary hereunder.

         7.15.    Other Actions. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options or pay bonuses or deferred compensation for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association, or other entity.

         7.16.    Status of Accounts. Nothing contained herein and no action taken pursuant hereto will be construed to create a trust or separate fund or any kind of fiduciary relationship between the Company and any holder of an award, the holder's beneficiary or estate, or any other person. Title to and beneficial ownership of any Common Stock or funds represented by a Deferred Stock Account or Deferred Cash Account or any other fund or account created pursuant to this Plan will at all times remain with the Company; such Common Stock or funds will continue for all purposes to be a part of the general assets of the Company and may be used for any corporate purpose. No person will, by virtue of the provisions of this Plan, have any interest whatsoever in any specific assets of the Company. TO THE EXTENT THAT ANY PERSON ACQUIRES A RIGHT TO RECEIVE PAYMENTS FROM THE COMPANY UNDER THIS PLAN, SUCH RIGHT WILL BE

NO GREATER THAN THE RIGHT OF ANY UNSECURED GENERAL CREDITOR OF THE COMPANY.

         7.17.    Non-Assignability. The right of a holder or any person claiming under such holder to receive payments from any Deferred Stock Account or Deferred Cash Account may not be assigned, transferred, pledged, anticipated, commuted or encumbered except by a written designation of beneficiary under the Plan or by will or the laws of descent and distribution, nor shall a Deferred Stock Account or Deferred Cash Account be subject to seizure for payment of any debts or judgment of any eligible person or any person claiming through or under such person.

         7.18.    Forfeiture of Undistributed Awards for Competitive Acts. Notwithstanding any other provision of this Plan, unless otherwise determined by the Committee a holder will forfeit all unexercised, unearned, and/or unpaid awards, including awards earned but not yet paid, if the holder, at any time during the period of employment or service and for three (3) years thereafter, without the Company's written consent, engages directly or indirectly in any manner or capacity, as principal, agent, partner, officer, director or employee, in any business or activity competitive with the business conducted by the Company or a Subsidiary.

COMMON STOCK

AMC ENTERTAINMENT INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

AMC ENTERTAINMENT INC. encourages you to vote your shares electronically through the internet. This will eliminate the need to return your proxy card. If you wish to vote by internet, have your proxy card in hand. You will be asked to enter a proxy control number which is located in the lower right hand corner of your proxy card.

TO VOTE BY INTERNET:

Log on to the internet and go to the website http://www.eproxyvote.com/aen and follow the instructions on the screen.

Shares may be voted by internet 24 hours a day, 7 days a week until 5:00 p.m. CDT,
September 17, 2003, the day before the Annual Meeting.

If you vote by internet, there is no need to return your proxy card by mail.

TO VOTE BY MAIL:

Mark, sign and date the proxy card below. Detach the card and return it in the envelope provided.

IF YOU ARE NOT VOTING BY INTERNET, DETACH PROXY CARD AND RETURN.

AMC ENTERTAINMENT INC.
920 Main Street, Kansas City, Missouri 64105
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. Peter C. Brown and Kevin M. Connor, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the Common Stock of AMC Entertainment Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 18, 2003 and at any adjournments thereof.

The Board of Directors recommends a vote FOR each of the following Proposals:

1.
Election of Directors:
FOR all nominees listed ☐ (except as marked to the contrary)	WITHHOLD AUTHORITY ☐ to vote for all nominees listed

NOMINEES: Messrs. Peter C. Brown Charles J. Egan, Jr. Charles S. Sosland Paul E. Vardeman Michael N. Garin

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.
PROPOSAL TO ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending April 1, 2004.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
PROPOSAL TO approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan.
FOR ☐	AGAINST ☐	ABSTAIN ☐
4.
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" the election of the nominees named, "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP and "FOR" the proposal to approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan.

Please date and sign exactly as name appears. When shares are held by joint tenants, both must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date	, 2003
Signature
Signature (if held jointly)
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SERIES A CONVERTIBLE PREFERRED STOCK

AMC ENTERTAINMENT INC.
920 Main Street, Kansas City, Missouri 64105
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Messrs. Peter C. Brown and Kevin M. Connor, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the Series A Convertible Preferred Stock of AMC Entertainment Inc. which the undersigned is entitled to vote on an as converted basis at the Annual Meeting of Stockholders to be held on September 18, 2003 and at any adjournments thereof.

The Board of Directors recommends a vote FOR each of the following Proposals:

1.
PROPOSAL TO ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending April 1, 2004.
FOR ☐	AGAINST ☐	ABSTAIN ☐
2.
PROPOSAL TO approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP and "FOR" the proposal to approve the 2003 AMC Entertainment Inc. Long-Term Incentive Plan.

SANDLER CAPITAL PARTNERS V, L.P. SANDLER CAPITAL MANAGEMENT 767 FIFTH AVENUE 45TH FLOOR NEW YORK NY 10153 SERIES A CONVERTIBLE PREFERRED STOCK SHARES
Please date and sign exactly as name appears. When shares are c/o held by joint tenants, both must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
	Date	, 2003
Signature
Signature (if held jointly)
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

PROXY STATEMENT
1. ELECTION OF DIRECTORS
  Nominees for Directors
  Directors' Meetings and Committees
  Compensation of Management
Summary Compensation Table
  Compensation Committee Charter
  Report of The Compensation Committee on Executive Compensation
  Stock Performance Graph
  Audit Committee Charter
  Audit Committee Report
  Audit And Certain Other Fees Paid To Accountants
  Audit Fees
  Audit-Related Fees
  Tax Fees
  All Other Fees
  Security Ownership of Beneficial Owners, Directors and Officers
  2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
3. 2003 AMC ENTERTAINMENT INC. LONG-TERM INCENTIVE PLAN
  General
  Background And Purpose
  Eligibility
  Administration
  Shares Available For Award Under The 2003 Plan
  Types Of Awards Under The 2003 Plan
  Termination Of Employment Or Service
  Acceleration; Forfeiture
  Withholding Taxes
  Duration Of And Change To The 2003 Plan
  Awards Made Under Plan For Fiscal 2004, Subject To Stockholder Approval
  Discussion Of Federal Income Tax Consequences
  4. OTHER MATTERS TO COME BEFORE THE MEETING
  Stockholder Proposals for 2004 Annual Meeting of Stockholders
  HOUSEHOLDING
CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF AMC ENTERTAINMENT INC. ADOPTED AS OF JULY 23, 2003
I. PURPOSE OF THE COMMITTEE
II. COMPOSITION OF THE COMMITTEE
III. ELECTION OF THE COMMITTEE
IV. MEETINGS AND PROCEDURES OF THE COMMITTEE
V. COMMITTEE RESPONSIBILITIES
VI. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS
VII. AMENDMENT OF THE CHARTER
AUDIT COMMITTEE
2003 AMC ENTERTAINMENT INC. LONG-TERM INCENTIVE PLAN